UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONDUIT PHARMACEUTICALS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(a)(1) and 0-11.

4851 Tamiami Trail North, Suite 200

Naples, FL 34103
(646) 491 9132

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, AUGUST 5, 2025

To our stockholders:

The 2025 virtual annual meeting of stockholders (the “2025 Annual Meeting”) of Conduit Pharmaceuticals Inc., a Delaware corporation, will be held on Tuesday, August 5, 2025, at 10:00 a.m., Eastern Time, for the following purposes:

1.	to elect five nominees to serve as directors, each for a one-year term expiring at our next annual meeting of stockholders and until each such director’s successor is elected and qualified (Proposal No. 1);

2.	to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2);

3.	to approve an amendment and restatement to the 2023 Stock Incentive Plan to increase the authorized share reserve (Proposal No. 3); and

4.	to transact such other matters as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on July 3, 2025, the record date, are entitled to notice of and to vote at the 2025 Annual Meeting.

The 2025 Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the 2025 Annual Meeting at https://meeting.vstocktransfer.com/CONDUITAUG25. A Zoom account is required to register. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Whether or not you plan to participate virtually in the 2025 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by following the instructions on the document that has been mailed to you, or, if you received a paper copy of the proxy materials, signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting during the 2025 Annual Meeting. If you vote during the 2025 Annual Meeting pursuant to the voting instructions below, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Dr. Andrew Regan
Dr. Andrew Regan
Chief Executive Officer
London, United Kingdom
July 8, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2025 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 5, 2025

This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online at: https://ts.vstocktransfer.com/irhlogin/I-CONDUIT

TABLE OF CONTENTS

PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	6
DIRECTORS’ NOMINATION	9
DIRECTORS’ COMPENSATION	10
CORPORATE GOVERNANCE	12
EXECUTIVE COMPENSATION	16
EQUITY COMPENSATION PLAN INFORMATION	22
TRANSACTIONS WITH RELATED PERSONS	23
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
PROPOSAL NO. 3 – APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES ISSUABLE PURSUANT TO THE 2023 PLAN, IN THE FORM ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.	34
DELINQUENT SECTION 16(a) REPORTS	44
ANNUAL REPORT TO STOCKHOLDERS	44
STOCKHOLDER PROPOSALS	44
OTHER MATTERS	45

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4581 Tamiami Trail North, Suite 200

Naples, FL 34103

(646) 491-9132

PROXY STATEMENT

Conduit Pharmaceuticals Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on July 3, 2025 (the “Record Date”) in connection with our solicitation of proxies for use at the virtual annual meeting of stockholders to be held on Tuesday, August 5, 2025 at 10:00 a.m., Eastern Time and any adjournment(s), postponement(s) or other delays thereof (the “2025 Annual Meeting”).

The 2025 Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the 2025 Annual Meeting at https://meeting.vstocktransfer.com/CONDUITAUG25. A Zoom account is required to register. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

References in this proxy statement to the “Company,” “we,” “us,” “our” and similar terms mean Conduit Pharmaceuticals Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by you at any time before it is voted at the 2025 Annual Meeting, as described below.

We intend to mail this Proxy Statement, the proxy card and the Notice of Annual Meeting on or about July 14, 2025 to all stockholders of record entitled to notice of and to vote at the Annual Meeting.

Our principal executive offices are located at 4581 Tamiami Trail North, Suite 200, Naples, FL 34103, and our telephone number is (646) 491-9132.

On January 25, 2025 and May 19, 2025, the Company effected a 1-for-100 reverse stock split and a 1-for-15 reverse stock split of its authorized shares of common stock, respectively (collectively the “Reverse Stock Splits”). The Reverse Stock Splits were accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock. All references to numbers of shares of common stock and per-share information in this Proxy Statement have been adjusted retroactively, as appropriate, to reflect the Reverse Stock Splits, unless otherwise noted or the context suggests otherwise.

Who May Vote

Only holders of our common stock, par value $0.0001, (the “Common Stock”) outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2025 Annual Meeting. As of the Record Date, there were 2,405,140 shares of Common Stock outstanding and entitled to vote at the 2025 Annual Meeting and there were no other classes of securities outstanding that will be entitled to vote at the 2025 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

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Voting Requirements and Quorum

At least one-third of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the 2025 Annual Meeting, deemed to be virtually present at the meeting or represented by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner exercises its discretionary authority on one or more “routine matters” but does not vote on a given “non-routine” proposal because, with respect to such proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares. The vote requirement for each matter is as follows:

● Proposal No. 1 (Election of Directors) – Directors are elected by a plurality of the votes cast by the stockholders present virtually or represented by proxy at the meeting and entitled to vote thereon such that the nominees receiving the most “FOR” votes in favor of their election will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

● Proposal No. 2 (Ratification of the appointment of CBIZ CPAs P.C. (“CBIZ CPAs”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025) – The ratification of the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the approval by a majority of the votes cast on the proposal. Brokers will have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal No. 2. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

● Proposal No. 3 (Approval of an amendment and restatement of the 2023 Stock Incentive Plan (the “2023 Plan”) to increase the authorized share reserve (the “Amended 2023 Plan”)) – The approval of an amendment and restatement of the 2023 Plan to increase the authorized share reserve by an additional

2,000,000 shares, requires the approval by a majority of the votes cast on the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e., your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2) is the only routine matter being considered at the 2025 Annual Meeting. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 2 in the absence of your instruction.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2), and “FOR” the approval of an amendment and restatement of our 2023 Plan to increase the authorized share reserve by an additional 2,000,000 shares, in the form attached as Annex A to this proxy statement (Proposal No. 3).

General Information

Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only Annual Meeting. The 2025 Annual Meeting is scheduled to be held on Tuesday, August 5, 2025, at 10:00 a.m., Eastern Time. To attend the 2025 Annual Meeting, stockholders must register in advance online by visiting https://meeting.vstocktransfer.com/CONDUITAUG25. A Zoom account is required to register. This solicitation is for proxies for use at the 2025 Annual Meeting or at any reconvened meeting after any adjournment or postponement thereof.

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Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the 2025 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2025 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2), and “FOR” the approval of an amendment and restatement of our 2023 Plan to increase the authorized share reserve, in the form attached as Annex A to this proxy statement (Proposal No. 3).

Voting at the 2025 Annual Meeting

The 2025 Annual Meeting will be held entirely online, and you will not be able to physically attend the virtual meeting. Stockholders may attend and participate in the 2025 Annual Meeting by registering in advance of the 2025 Annual Meeting at https://meeting.vstocktransfer.com/CONDUITAUG25. A Zoom account is required to register.

Shares held in your name as the stockholder of record may be voted electronically during the 2025 Annual Meeting. Shares held in street name, for which you are the beneficial owner but not the stockholder of record, also may be voted electronically during the 2025 Annual Meeting so long as you obtain a legal proxy from your bank, broker or other nominee and follow the procedures described below.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2025 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2025 Annual Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote at the virtual 2025 Annual Meeting, you must, in addition to registering in advance at https://meeting.vstocktransfer.com/CONDUITAUG25, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the 2025 Annual Meeting. After obtaining a valid legal proxy and completing the proxy card indicating your voting instructions, you must submit proof of your legal proxy, along with your proxy card, as attachments via email to vote@vstocktransfer.com in order to vote during the 2025 Annual Meeting.

Even if you plan to participate in the 2025 Annual Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to participate in the 2025 Annual Meeting.

Voting Without Participating in the 2025 Annual Meeting

To submit a proxy to vote your shares without participating in the 2025 Annual Meeting, please follow the instructions provided with your proxy materials. If you request printed copies of the proxy materials by mail, you may also submit a proxy to vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the 2025 Annual Meeting.

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How to Participate in the 2025 Annual Meeting

You are entitled to participate in the 2025 Annual Meeting only if you were a stockholder of record as of the Record Date or hold a valid proxy for the 2025 Annual Meeting.

If you do not comply with the procedures outlined above under “Voting at the 2025 Annual Meeting”, you will not be admitted to the 2025 Annual Meeting. We recommend that you log in at least 15 minutes before the 2025 Annual Meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the 2025 Annual Meeting during the check-in or meeting time, please call (888) 799-9666.

If we experience technical difficulties during the meeting (such as a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later date (if the technical difficulty is prolonged). In any such situation, we will promptly notify stockholders of the decision via the meeting website.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting a new proxy with a later date via the Internet before 11:59 p.m., Eastern Time, on August 4, 2025, or by mail delivered to us prior to the 2025 Annual Meeting or (ii) by notifying our Secretary before the 2025 Annual Meeting by mail delivered to us at our executive offices. If you participate in the virtual-only 2025 Annual Meeting and vote during the meeting in the virtual platform, any previously submitted proxy or voting instructions will be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers, and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

We have also retained Sodali & Co, a proxy solicitation firm, to perform various solicitation services via phone and email in connection with the 2025 Annual Meeting. We will pay Sodali & Co a fee not to exceed $45,000 plus phone and other related expenses, in connection with its solicitation services. We have also agreed to indemnify Sodali & Co against certain claims.

Questions

If you have further questions, you may contact the Company’s proxy solicitor, Sodali & Co, at:

Sodali & Co

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: CDT@investor.sodali.com

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please follow the directions on the document that has been mailed to you, for each account. You should vote all of your shares of Common Stock.

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Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, or direct a written request to Conduit Pharmaceuticals Inc., 581 Tamiami Trail North, Suite 200, Naples, Florida, 34103, attention: Secretary. A separate copy of the proxy materials or our Annual Report on Form 10-K for the year ending December 31, 2024 will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

For Assistance with Technical Difficulties at the 2025 Annual Meeting

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call (888) 799-9666.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

Pursuant to the provisions of our Second Amended and Restated Certificate of Incorporation, as in effect to date (the “Certificate of Incorporation”) and our Amended and Restated Bylaws, as in effect to date (the “Bylaws”), each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. Our current Board, fixed at five directors, recommends that the stockholders elect all five of our director nominees at the 2025 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The five nominees who are standing for election to our Board at the 2025 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Director Nominees

Our Board has nominated and recommended for election the following persons to stand for election at the 2025 Annual Meeting: Andrew Regan, Freda Lewis-Hall, James Bligh, Chele Chiavacci Farley and Simon Fry.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Andrew Regan, Freda Lewis-Hall, James Bligh, Chele Chiavacci Farley and Simon Fry.

In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Set forth below are the name, age, and position of each nominee, as of the Record Date.

Nominee Name	Age	Director Since	Position with Our Company
Andrew Regan	59	2023	Chief Executive Officer and Director
Freda Lewis-Hall	70	2023	Chairperson of the Board
James Bligh	38	2023	Interim Chief Financial Officer and Director
Chele Chiavacci Farley	58	2023	Director
Simon Fry	65	2024	Director

Nominees for Election as Directors

Andrew Regan. Dr. Regan is a British born polar explorer and entrepreneur. He has served as a member of our board of directors since September 2023. He was a co-founder of Conduit Pharmaceuticals Limited and has served as a board member of Old Conduit since 2019. Dr. Regan also founded Corvus Capital Limited and has been its Chief Executive Officer since 2008. Corvus Capital is an investment vehicle that was previously listed on the London Stock Exchange prior to being taken private in 2008. Corvus Capital continues to invest in a number of industries and sectors. Dr. Regan also has experience as an investor in a number of public and private companies, including ASOS.com Ltd, a global online fashion and beauty retailer, Virtual Internet, an IT services company that specializes in hosting infrastructure such as VMWare cloud hosting and Managed and Dedicated Servers, and Imperial Energy Corporation plc, an upstream oil and gas exploration and production company. Prior to that, Dr. Regan was the Chief Executive Officer of Hobson Plc, which was listed on the London Stock Exchange, until its sale in 1996 through a cash takeover. Dr. Regan has a strong interest in the use of bio-inspired science to create solutions for present day problems. In 2014, he was awarded a PhD from Oxford Brookes University for his research in writing and developing a bio-inspired algorithm for forecasting the financial markets. He is passionate about the polar regions and is an accomplished polar explorer having led a number of expeditions to both the Arctic and Antarctica. Dr. Regan was selected to serve on our board of directors following the Business Combination based on his knowledge of Old Conduit and his extensive experience in investing, financing, overseeing and developing companies.

Freda Lewis-Hall, M.D., DFAPA. Dr. Lewis-Hall has served as a member of our Board since September 2023. She served as senior medical advisor to the CEO of Pfizer Inc., or Pfizer, from December 2019 until her retirement in March 2020. Before assuming that responsibility, beginning January 2019, Dr. Lewis-Hall served as Chief Patient Officer and Executive Vice President of Pfizer. Dr. Lewis-Hall served as Pfizer’s Chief Medical Officer from 2009 to January 2019. Prior to joining Pfizer in 2009, Dr. Lewis-Hall held various senior leadership positions including Chief Medical Officer and Executive Vice President, Medicines Development at Vertex Pharmaceuticals Incorporated from June 2008 to May 2009; Senior Vice President, U.S. Pharmaceuticals, Medical Affairs for Bristol-Myers Squibb Company from 2003 until May 2008; Vice President Research and Development at Pharmacia Corporation from 2002-2003; product team leader at Pharmacia and Eli Lilly and Company from 1998 to 2002; director of Lilly Center for Women’s Health from 1996-1999; and clinical research physician at Eli Lilly from 1994 through 1996. In October 2021, Dr. Lewis-Hall became a member of the board of directors for Pyxis Oncology (Nasdaq: PYXS), (where she serves as a member of the nominating and corporate governance committee); she served as a member of the board of directors for Milliken & Company from July 2019 until 2025, as a member of the audit and human resources and compensation committees; and as a member of the board of directors of Springworks Therapeutics, Inc. (NasdaqGS: SWTX) from 2017 to July 2025, where she serves as the chair of the nominating and governance committee and as a member of the audit committee. Dr. Lewis-Hall served as a member of the board of directors for Exact Sciences Corporation (Nasdaq: EXAS) from April 2020 to June 2024 where she served as a member of the human capital and innovation, technology and pipeline committees; a member of 1lifehealthcare, Inc. (Nasdaq: ONEM) board from November 2019 to 2023, serving as a member of the nominating and corporate governance committee; she also served as a member of the board of directors for Tenet Healthcare Corporation (NYSE: THC) from 2014 to 2017.

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Dr. Lewis-Hall holds an M.D. from Howard University College of Medicine and a B.A. in natural sciences from the Johns Hopkins University. The Company believes Dr. Lewis-Hall is qualified to serve on the Board based on her expertise and experience in the biopharmaceutical industry and her leadership experience as a senior executive at various biopharmaceutical companies.

James Bligh. Mr. Bligh has served as a member of our Board since September 2023, and also currently serves as our Interim Chief Financial Officer. He was a co-founder of Conduit Pharmaceuticals Limited in 2019 and has served as a member of its board of directors since its inception. From 2008 to 2019, Mr. Bligh worked closely with investment vehicle Corvus Capital Limited, including as a Partner, where he led a number of reverse takeover transactions, stock market listings, initial public offerings, secondary fundraisings, and merger transactions. Mr. Bligh’s prior transaction experience includes advising several special purpose acquisition vehicles in listing on the London Stock Exchange, including the listing of Bermele Plc, a special purpose acquisition vehicle, and the subsequent acquisition of Bermele by East Imperial Pte. Ltd., a global purveyor of ultra-premium beverages, in June 2019; the listing of Leverett Plc, which subsequently acquired Nuformix Plc, a pharmaceutical development company targeting unmet medical needs in fibrosis and oncology via drug repurposing; and Cizzle Biotechnology Holdings PLC, a UK-based diagnostics developer. Jamie previously served as a director of Bermele Plc from June 2021 through February 2022; Mertz Plc from January 2021 through March 2022; and East Imperial Pte. Ltd. from September 2017 through April 2018. Jamie graduated from the University of Bristol with a BSc in Economics & Finance. Mr. Bligh was selected to serve on our Board following the Business Combination based on his past experience with business development, capital raising, financings, public offerings and other strategic transactions, including mergers and acquisitions.

Chele Chiavacci Farley. Ms. Chiavacci Farley has served on our Board since the closing of our initial public offering. She currently serves as a partner and managing director of Mistral Capital International (“Mistral”), a private equity firm, that she has been a part of since 1995. In her role as Partner and Managing Director of Mistral, Ms. Chiavacci Farley originates, evaluates and executes equity investment opportunities, creates and implements deal and financial structures, negotiates with banks for credit facilities, and oversees management. Ms. Chiavacci Farley is the President and a member of the Board of Directors and Management Committee of Palmilla San Jose Inmobiliaria, the Master Developer of the luxury Palmilla resort development in Cabo San Lucas, Mexico. Prior to Mistral, Ms. Chiavacci Farley was Vice President of Tricap International from 1994 to 1995. From 1992 to 1994, Ms. Chiavacci Farley was an Associate at UBS Capital Corporation, and analyzed and evaluated principal investment and financing opportunities for the firm’s internal $1 billion fund. Ms. Chiavacci Farley began her career as a Financial Analyst in the Global Finance department - Energy and Telecom Group of Goldman, Sachs & Co. Ms. Chiavacci Farley has also had an active political career. In 2020, Ms. Chiavacci Farley ran for election to the U.S. House of Representatives to represent New York’s 18th Congressional district. In 2018, Ms. Chiavacci Farley ran for election to the U.S. Senate to represent New York. Ms. Chiavacci Farley graduated from Stanford University with a B.S. and M.S. in Industrial Engineering. She is a member of YPO - Young Presidents’ Organization. Ms. Chiavacci Farley was selected to serve on our Board following the Business Combination based on her past experience with business development, capital raising, financings, and banking.

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Simon Fry. Mr. Fry has served as a member of our Board since November 2024. Mr. Fry has over 30 years’ experience in investment banking having held senior executive positions at various top-tier institutions, such as Nomura and Credit Suisse First Boston. In 2003, Mr. Fry was appointed as Chief Executive Officer at Crosby Asset Management. He previously worked at Nomura, where he was Managing Director and European Board member, as well as a member of the risk committee and credit committee. During his time at Nomura, Mr. Fry initiated and built the company’s Asset Investment Group, whose focus was to create specific product and strategy groups within it to invest in mis-priced and undervalued credit and equity exposures. During this period, Mr. Fry was also responsible for building Nomura’s highly regarded International Markets Division, which was responsible for all the European capital market activity in equity, fixed income and derivatives including primary origination. Prior to this, Mr. Fry spent 14 years at Credit Suisse First Boston (CSFB) trading a variety of securities including both fixed income and equities. From 1990, Mr. Fry developed CSFB’s Asset Trading Group, and as Managing Director built a team that generated significant returns over a number of years for CSFB. Mr. Fry is based in Newport Beach, California and has been an investment advisor for E3 Fund SP, a Cayman based investment fund, for over a decade. Mr. Fry has no control, ownership, or discretion of any of the funds’ investments and works for a nominal fixed annual fee to introduce and negotiate on the funds’ behalf various investment opportunities. His expertise in capital markets and strategic asset management is expected to contribute to Conduit’s growth goals as the company pursues development-ready assets and aims to enhance shareholder value.

Vote Required

Directors are elected by a plurality of the votes cast by the stockholders present virtually or represented by proxy at the meeting and entitled to vote thereon such that the nominees receiving the most “FOR” votes in favor of their election will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

Recommendation

Our Board recommends that you vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

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DIRECTORS’ NOMINATION

The Nominating and Corporate Governance Committee assists the Board with its oversight of and identification of individuals qualified to become members of the Board, consistent with criteria approved by the Board, and selects, or recommends that the Board selects, director nominees; develops and recommends to the Board a set of corporate governance guidelines; oversees the evaluation of the Board; and reviews the environmental, safety, sustainability, and corporate social responsibility policies, objectives, and practices on a periodic basis.

The Nominating and Corporate Governance Committee is comprised of three members: Dr. Lewis-Hall (Chairperson), Ms. Chiavacci Farley and Mr. Fry. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq and Securities and Exchange Commission (“SEC”) rules and regulations.

Criteria for Board Membership. Although there are no specific criteria for identifying and recommending new candidates to serve as directors, candidates may be interviewed by our Board to evaluate the following, among other qualifications that the Board may deem appropriate:

●	experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our Company, accounting or financial reporting experience, or such other professional experience that the Board determines qualifies an individual for Board service;

●	candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication, and intelligence; and

●	any other factors as the Board deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Our Board generally considers a broad range of knowledge, skills and professional experience as factors in evaluating candidates for our Board.

Stockholder Recommendations & Nominees. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Such recommendations should be made in accordance with the Company’s procedures for nomination of directors by stockholders, as described in the Company’s Bylaws. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Please refer to the section titled “Stockholder Proposals” for further information regarding how our stockholders may nominate directors.

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DIRECTORS’ COMPENSATION

Compensation Program for the Board of Directors

We adopted a compensation program for our Board, which became effective upon completion of the Business Combination, and was amended on November 15, 2024. Under the compensation program, the non-employee directors will receive the following annual cash retainers for their service on the Board and its committees.

●	$35,000 for each non-employee director;

●	$30,000 for the Chairperson of the Board;

●	$15,000 for the chair of the Audit Committee and $7,500 for each of the other members of that committee;

●	$10,000 for the chair of the Compensation Committee and $5,000 for each of the other members of that committee; and

●	$8,000 for the chair of the Nominating and Corporate Governance Committee and $4,000 for each of the other members of that committee.

A non-employee director who is serving on the Board as of the date of any annual meeting after the effective date of the program, and who will continue to serve as a non-employee director immediately following such meeting, will automatically be granted on the date of such annual meeting a stock option to purchase 15,000 shares of our Common Stock, which amount is pro-rated for new directors to reflect their service since the last annual meeting (the “Annual Award”). Each Annual Award will vest and become exercisable on the earlier of (i) the first anniversary of the date of grant, or (ii) the date immediately prior to the next annual meeting of the Company’s stockholders following the date of grant, subject to the non-employee director continuing in service on the Board through such vesting date. Subject to the approval of Proposal No. 3, independent directors will begin participating in the Amended 2023 Plan

Upon a change in control, all outstanding equity awards that are held by a non-employee director shall become fully vested and exercisable.

In 2024, the Board appointed Dr. Hall and Ms. Faith L. Charles to serve on the Special Committee and approved an additional cash retainer of $7,500 for each of them to reflect her service on the Special Committee. In June 2024, the Board authorized the grant of a one-time additional equity retainer to Ms. Chiavacci Farley in the form of 372 fully vested shares to recognize the significant time she has devoted to the Company since September 2023, in her capacity as a member of the board, assisting and advising the Company on certain strategic transactions, financings and accounting matters. In November 2024, the Board authorized the grant of a one-time additional equity retainer to Ms. Charles in the form of 50 fully vested shares to recognize the significant time she has devoted to the Company since September 2023, in her capacity as a member of the board, assisting and advising the Company on certain strategic transactions and financings. Ms. Charles resigned from the Board and from all committees on which she served on April 16, 2025.

Board members who are also employees of the Company, such as Dr. Regan and Mr. Bligh, are not eligible to participate in the non-employee director compensation program described above and did not receive any compensation for service on the Board. Moreover, Dr. Regan waived his right to receive any compensation under the program.

The 2023 Plan provides that the sum of the grant date fair value of all equity-based awards and the maximum amount of cash that may become payable to any individual for services as a non-employee director during any calendar year may not exceed $750,000, increased to $1,000,000 in the calendar year of a non-employee director’s initial service as a non-employee director. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

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Total Director Compensation

A summary of compensation paid to each of our directors during fiscal year 2024 is set forth below.

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)(2)	Option awards ($) (3)	All Other Compensation	TOTAL ($)
Faith L. Charles(4)	$24,500	$31,400	$21,000	$-	$76,900
Chele Chiavacci Farley	$27,500	$133,352	$21,000	$-	$181,852
Freda Lewis-Hall	$40,250	$40,250	$21,000	$-	$101,500
Simon Fry	$-	$-	$21,000	$-	$21,000
Jennifer I. McNealey(5)	$11,875	$-	$-	$-	$11,875
Andrew Regan(6)	$-	$-	$-	$-	$-

(1)	Dr. Lewis-Hall elected to receive $40,250 of her cash fees in the form of fully vested shares, Ms. Chiavacci Farley elected to receive $27,500 of her cash fees in the form of fully vested shares, and Ms. Charles elected to receive $24,500 of her cash fees in the form of fully vested shares.
(2)	Reflects the grant date fair value of (i) the 372 fully vested shares issued to Ms. Chiavacci Farley in June 2024, based on a stock price of $284 on the date of grant, and (ii) the 50 fully vested shares issued to Ms. Charles in November 2024, based on a stock price of $138 on the date of grant.
(3)	Amounts in this column represents the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718 Compensation – Stock Compensation, of option awards granted to participating non-employee directors in 2024. For a description of the assumptions we used to calculate these amounts, see Note 11 to the consolidated financial statements included in our Annual Report filed on Form 10-K for the year ended December 31, 2024.
(4)	On April 16, 2025, Ms. Charles resigned, due to personal reasons, as a member of the Board and from all committees on which she served. Ms. Charles’s resignation was not due to any disagreement with management or the Company’s operations, policies, or practices.
(5)	On May 12, 2024, Ms. McNealey announced her resignation, due to personal reasons, as a member of the Board of the Company and from all committees on which she served, effective as of May 13, 2024. Ms. McNealey’s resignation was not due to any disagreement with management or the Company’s operations, policies, or practices.
(6)	Dr. Regan waived his right to receive any compensation for services as a non-employee director of the Company, effective as of the closing of the Business Combination. As a result, Dr. Regan has not been paid any cash retainers or received any equity retainers in his role as a director since the closing date.

As of December 31, 2024, our non-employee directors held the following stock options:

	OPTION AWARDS
NAME	OPTION OR STOCK AWARD GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Faith L. Charles	12/18/2024	(2)	-	280	$106.50	12/17/2034
	12/1/2023	(1)	14	29	8,265	11/30/2033
Chele Chiavacci Farley	12/18/2024	(2)	-	280	$106.50	12/17/2034
	12/1/2023	(1)	14	29	8,265	11/30/2033
Freda Lewis-Hall	12/18/2024	(2)	-	280	$106.50	12/17/2034
	12/1/2023	(1)	14	29	8,265	11/30/2033
Simon Fry	12/18/2024	(2)	-	280	$106.50	12/17/2034

(1)	The stock option vests as to 1/3 of the underlying shares on each of the first three anniversaries of the vesting commencement date.

(2)	The stock options vests 100% of the underlying shares on the first anniversary of the vesting commencement date.

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CORPORATE GOVERNANCE

Director Independence

Under the Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board affirmatively determined that Dr. Lewis-Hall, Ms. Chiavacci Farley, and Mr. Fry are independent directors within the meaning of the applicable Nasdaq listing standards. Due to the resignations of Ms. McNealey and Ms. Charles, our Board is currently fixed at five members, consisting of a majority of independent members and all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors under the applicable Nasdaq listing standards.

Meetings and Attendance

Our Board held 17 virtual or in-person meetings during fiscal year 2024. Each current director who served on the Board during fiscal year 2024 attended 100% of the total number of meetings held during fiscal year 2024 by our Board and committees of our Board of which such director was a member (during the period that the director served). We do not have a policy requiring our directors to attend our annual meetings of stockholders.

Board Leadership Structure and Role in Risk Oversight

The Board is responsible for the control and direction of the Company. We separate the positions of Chairperson of the Board and Chief Executive Officer of the Company. Dr. Lewis-Hall serves as the Chairperson of the Board and Dr. Regan serves as the Chief Executive Officer of the Company and as a member of the Board. The Board believes that this structure serves us well by maintaining a link between management, through Dr. Regan’s membership on the Board, and the non-executive directors led by Dr. Lewis-Hall in her role as a non-executive Chairperson.

While our executive officers are responsible for the day-to-day management of the material risks we face, one of the key functions of our Board is to conduct informed oversight of our risk management process. The Board does not anticipate having a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board will be responsible for monitoring and assessing strategic risk exposure and the Audit Committee will have the responsibility to consider and discuss the Company’s major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements. The Nominating and Corporate Governance Committee oversees the management of risks associated with director independence, composition and organization of our Board, director succession planning, and our corporate governance practices. The committee members regularly report to the full Board on material developments in their areas of oversight. We believe that, given the small size of our Board and establishment of separate Audit, Compensation, and Nominating and Corporate Governance Committees, our present Board structure is in the best interest of us and our stockholders.

Insider Trading Policy

The use of material non-public information in securities transactions or the communication of such information to others who use it in securities trading (“Tipping”) violates the federal securities laws. Such violations are likely to result in harsh consequences for the individuals involved including exposure to investigations by the SEC, criminal and civil prosecution, disgorgement of any profits realized, or losses avoided through use of the non-public information and penalties equal to three times such profits or losses. Further, insider trading violations expose the Company, its management, and other personnel acting in supervisory capacities to potential civil liabilities and penalties for the actions of employees under their control who engage in Insider Trading violations.

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Our Insider Trading Policy (the “Insider Trading Policy”) prohibits our executive officers, the non-employee members of our Board and certain other employees from engaging in the following transactions:

●	selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”);

●	passing material nonpublic information on to others or recommending that another engage in transactions in any securities that they have information on;

●	buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities;

●	using our securities as collateral in a margin account; and

●	pledging our securities as collateral for a loan (or modifying an existing pledge).

While the Company has not adopted a formal policy governing transactions by the Company in its securities, the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company.

On or around August 14, 2024, the Company was first made aware that one of its directors, through a wholly owned subsidiary, had previously entered into certain collateral pledge agreements that resulted in the disposition of a substantial amount of shares in the Company pursuant to those agreements without the Company’s knowledge. In addition, the Company also became aware that approximately 300,000 shares (or 31% of our then outstanding common stock as of August 14, 2024) were subject to a further third-party pledge arrangement with a then significant stockholder of the Company. Upon learning of these transactions, the Board appointed an independent committee of the Board (the “Special Committee”) and delegated to the Special Committee the authority to review these matters and determine action(s), if any, to be taken by the Company in response thereto. Additionally, the Company formed another committee of the Board (the “Trading Review Committee”) and delegated to the Trading Review Committee the authority to investigate and review the trading patterns of certain of the Company’s stockholders and determine action(s), if any, to be taken by the Company in response thereto. The Trading Review Committee determined no further action should be taken.

Hedging or Pledging of Company Stock

Our Company maintains an Insider Trading Policy prohibiting executive officers, the non-employee members of our Board and certain other employees from engaging in hedging or pledging transactions involving Company securities or holding Company securities in a margin account.

Please see “Transactions with Related Persons – Transactions with Corvus Capital Limited” for more information.

Communications with Directors

Communications addressed to the Board will be reviewed by one or more of our executive officers, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications).

Interested parties wishing to communicate with our Board or with individual members of our Board may do so by writing to our Board or to the particular members of our Board, and mailing the correspondence to our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board or for a specific director. If no director is specified, the communication will be forwarded to the entire Board.

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Committees of the Board of Directors

The Board has formed the committees described below. Each of the committees operates pursuant to a written charter adopted by the committee or our Board. Each charter sets forth the committee’s specific functions and responsibilities. The Board may, from time to time, establish other committees.

Audit Committee

The Audit Committee assists the Board with its oversight of the integrity of the financial statements; the compliance with legal and regulatory requirements; the qualifications, independence, and performance of the independent registered public accounting firm; the design and implementation of the financial risk assessment and risk management. Among other things, the Audit Committee is responsible for reviewing and discussing with management the adequacy and effectiveness of disclosure controls and procedures. The Audit Committee also discusses with management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope, and timing of the annual audit of the financial statements, and the results of the audit, quarterly reviews of the financial statements and, as appropriate, initiates inquiries into certain aspects of the financial affairs.

The Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm. The Audit Committee has sole authority to approve the hiring and discharging of the independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. The Audit Committee reviews and oversees all related party transactions in accordance with policies and procedures.

The Audit Committee is comprised of three members: Ms. Chiavacci Farley (Chairperson), Dr. Lewis-Hall and Mr. Fry. Each member of the Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations and each member is financially literate. In addition, the Board has determined that each of Ms. Chiavacci Farley and Mr. Fry is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. The charter of the Audit Committee may be found on our website at www.conduitpharma.com/investors.

On May 28, 2024, the Company received a notice (the “Nasdaq Audit Notice”) it was expecting from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, due to the previously disclosed resignation of Ms. Jennifer McNealey from the Board and from all committees on which she served, the Company, effective as of such date of resignation, was not in compliance with Nasdaq’s independent audit committee requirements as set forth in Listing Rule 5605 as a result of the Audit Committee being comprised of only two independent directors. The Nasdaq Audit Notice had no immediate effect on the listing of the Company’s securities on Nasdaq and was subsequently resolved with the appointment of Mr. Fry.

During the year ended December 31, 2024, our Audit Committee held four meetings.

Compensation Committee

The Compensation Committee assists the Board with its oversight of the forms and amount of compensation for executive officers (including officers reporting under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), the administration of equity and non-equity incentive plans for employees and other service providers and certain other matters related to compensation programs. The Compensation Committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with the Chief Executive Officer, evaluates the performance of other executive officers (including officers reporting under Section 16 of the Exchange Act).

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The Compensation Committee has the authority to take any actions it considers appropriate to fulfill the above duties and responsibilities, including, without limitation, the authority to retain and obtain the advice of such outside counsel, experts, and other advisors as it determines appropriate to assist it in the performance of its functions, including, without limitation, sole authority to retain and terminate one or more compensation consulting firms, and to approve the fees and other retention terms for any such firm that is retained by it. The Compensation Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. In retaining or seeking advice from compensation consultants, outside counsel, and other advisors (other than the Company’s in-house counsel, if any), the Compensation Committee must take into consideration the factors specified in Rule 5605(d)(3)(D) of the Nasdaq Listing Rules. The Compensation Committee may retain, or receive advice from, any compensation advisor they prefer, including ones that are not independent, after considering the specified factors.

To the extent permitted by law or regulation, the Compensation Committee may delegate authority to one or more members of the Compensation Committee or to one or more executives of the Company, and may form and delegate authority to one or more subcommittees and to one or more committees of executives of the Company, except that the Compensation Committee may not delegate authority to approve compensation for the Company’s CEO or its other Section 16 officers to any person or committee (other than to a subcommittee consisting exclusively of at least two members of the Committee).

During 2024, the Compensation Committee was comprised of three members: Ms. Charles (Chairperson), Ms. Chiavacci Farley, and Mr. Fry. The composition of the Compensation Committee met the requirements for independence under the current Nasdaq and SEC rules and regulations. Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Exchange Act. On April 16, 2025, Ms. Charles resigned from the Board and all committees on which she served. The charter of the Compensation Committee may be found on our website at www.conduitpharma.com/investors.

During the year ended December 31, 2024, our Compensation Committee held two meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board with its oversight of and identification of individuals qualified to become members of the Board, consistent with criteria approved by the Board, and selects, or recommends that the Board selects, director nominees; develops and recommends to the Board a set of corporate governance guidelines; oversees the evaluation of the Board; and reviews the environmental, safety, sustainability, and corporate social responsibility policies, objectives, and practices on a periodic basis.

During 2024, Nominating and Corporate Governance Committee was comprised of two members: Dr. Lewis-Hall (Chairperson) and Ms. Charles. The composition of the Nominating and Corporate Governance Committee met the requirements for independence under the current Nasdaq and SEC rules and regulations. On April 16, 2025, Ms. Charles resigned from the Board and all committees on which she served. Subsequently, Mr. Fry was appointed to the Nominating and Corporate Governance Committee. The charter of the Nominating and Governance Committee may be found on our website at www.conduitpharma.com/investors.

During the year ended December 31, 2024, our Nominating and Corporate Governance Committee held four meetings.

Code of Conduct

We adopted a written Code of Conduct applicable to all of our directors, officers, and employees, which is available on the Company’s website at http://www.conduitpharma.com. Our Internet website address is provided as an inactive textual reference only. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of property and information, and compliance with legal and regulatory requirements. The Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Conduct on its corporate website.

Family Relationships

There are no family relationships among our directors and executive officers.

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EXECUTIVE COMPENSATION

Fiscal 2024 Summary Compensation Table

The following table summarizes the compensation earned by or paid to our principal executive officer and our principal financial officer, who constitute all of our executive officers, for fiscal 2024 and fiscal 2023. We have no defined benefit or actuarial pension plan, and no deferred compensation plan. Mr. Sragovicz resigned from his position effective May 15, 2024.

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY (1) ($)	STOCK AWARDS (2) ($)	OPTION AWARDS (3) ($)	NONEQUITY INCENTIVE PLAN COMPENSATIONS ($)	ALL OTHER COMPENSATION (4)	TOTAL ($)
David Tapolczay	2024	$558,578	$-	$58,800	$-	$-	$617,378
Former Chief Executive Officer(5)	2023	$139,933	$-	$1,203,239	$-	$-	$1,343,172
James Bligh	2024	$438,060	$105,852	$132,300	$-	$16,732	$692,944
Interim Chief Financial Officer	2023	$-	$-	$-	$-	$-	$-
Adam Sragovicz (6)	2024	$143,333	$-	$-	$-	$103,300	$246,333
Former Chief Financial Officer	2023	$116,667	$410,743	$-	$-	$-	$527,410

(1)	Salaries converted from British Pounds to US Dollars based on the following exchange rate in effect as of December 31, 2024: 1.2549.
(2)	Reflects the grant date fair value of the 372 fully vested shares issued to Mr. Bligh in June 2024 to reflect his increased responsibilities as interim Chief Executive Officer, based on a stock price of $284 on the date of grant.
(3)	Reflects the grant date fair value of stock option awards for the applicable year computed in accordance with FASB ASC Topic 718 Compensation – Stock Compensation. See Note 11 to the consolidated financial statements included in our Annual Report filed on Form 10-K for the year ended December 31, 2024, for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FASB ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.
(4)	The amounts shown for 2024 represent 401(k) matching contributions of $16,732 and $3,300 for Mr. Bligh and Mr. Sragovicz, respectively.
(5)	On April 12, 2025, David Tapolczay resigned from his position as Chief Executive Officer and as a member of the Board. Dr. Andrew Regan succeed Mr. Tapolczay as the Company’s Chief Executive Officer.
(6)	For Mr. Sragovicz, includes severance benefits of continued payment of his base salary, and subsidized health insurance premiums, for a period of four months after the effective date of his resignation.

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Compensation Adjustments for 2024

Annual Base Salaries

We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Compensation Committee and the Board on a competitive basis each year to align with market levels.

In 2024, the Board (i) increased Dr. Tapolczay’s base salary by 3%, and (ii) increased Mr. Bligh’s base salary by £60,000 to compensate for his additional duties as interim Chief Financial Officer.

Equity Awards

The Compensation Committee believes that a competitive long-term incentive program is an important component of the compensation of our named executive officers because it: (i) enhances the retentive value of our compensation; (ii) rewards executives for increasing our stock price and developing long-term value; and (iii) provides executives with an opportunity for stock ownership to align their interests with those of our stockholders.

In November 2024, the Board, with the help of Aon Plc, its independent compensation consultant, conducted a review of the long-term incentive opportunities for our named executive officers. Based on a review of each executive’s individual performance, Mr. Bligh’s additional duties as interim Chief Financial Officer, and the applicable market data, the Board approved the following stock option grants: (i) Dr. Tapolczay received a stock option to purchase 560 shares, and (ii) Mr. Bligh received a stock option to purchase 1,260 shares. Each stock option vests 50% of the grant date and 50% in three equal annual installments thereafter. Also, Mr. Bligh received a one-time grant of 372 full vested shares in June 2024, in recognition of his increased responsibilities as interim Chief Executive Officer.

Employment Agreements

We entered into an employment agreement with our then Chief Executive Officer, Dr. David Tapolczay, and our then Chief Financial Officer, Mr. Adam Sragovicz, on September 22, 2023, which was the closing date of the Business Combination. Mr. James Bligh is currently serving as the Company’s Interim Chief Financial Officer. The prior and current agreements are summarized below.

Dr. Tapolczay

On September 22, 2023, we entered into an employment agreement (the “Tapolczay Employment Agreement”) with Dr. Tapolczay, pursuant to which he serves as our Chief Executive Officer of and a member of our Board.

Under the Tapolczay Employment Agreement, Dr. Tapolczay is entitled to (i) an annual base salary of $550,000 increased to $566,500 effective November 1, 2024, and (ii) a target annual bonus opportunity equal to 50% of his base salary, payable based on the achievement of performance objectives as determined by our Board. In addition, the Tapolczay Employment Agreement provides that Dr. Tapolczay is entitled to receive a sign-on stock option award to purchase 0.40% of the shares of our Common Stock pursuant to the terms of the 2023 Stock Incentive Plan, which shall vest in equal annual installments on the first four anniversaries of the Business Combination. The Tapolczay Employment Agreement provides that if we terminate Dr. Tapolczay’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case other than the change in control protection period (described below), he would be entitled to receive (i) continued payment of his annual base salary for 12 months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to his then target annual bonus opportunity, pro-rated based on the total number of days elapsed in the calendar year through the date of termination, (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of such number of his unvested equity awards as would have vested had he remained employed during the 12-month period following his date of termination (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

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The Tapolczay Employment Agreement provides that if we terminate Dr. Tapolczay’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case within three months prior to or 12 months after a change in control (such period, the change in control period), he would be entitled to receive (i) continued payment of his annual base salary for 18 months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to 150% of his then target annual bonus opportunity (without pro-ration), (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of 100% of his unvested equity awards (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

Additionally, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986 (the “Code”), such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the executive than receiving the full amount of such payments.

In exchange for the severance benefits described above, Dr. Tapolczay must (i) sign and not revoke a release of claims in favor of the Company, (ii) comply with his proprietary information and inventions assignment agreement, (iii) refrain from soliciting employees of the Company for a period of one year after his termination of employment, and (iv) comply with the other provisions of the Tapolczay Employment Agreement.

On April 12, 2025, Dr. Tapolczay resigned from both the Board and his position as Chief Executive Officer. In connection with Dr. Tapolczay’s resignation, Dr. Tapolczay’s existing employment contract as Chief Executive Officer was terminated and Conduit UK Management LTD, a wholly owned subsidiary of the Company, entered into an Employment Agreement (the “Conduit UK Employment Agreement”) with Dr. Tapolczay pursuant to which Dr. Tapolczay will provide strategic advisory services as Head of Licensing & Strategy, reporting to the Chief Executive Officer. In exchange for Dr. Tapolczay’s services, he will receive a sign-on bonus of £100,000 annual base salary of £240,000. Consistent with the terms of the Company’s 2023 Stock Incentive Plan and subject to Dr. Tapolczay’s continued service pursuant to his Conduit UK Employment Agreement, the outstanding equity awards he has previously received will remain outstanding and continue to vest based on the vesting dates thereof. Dr. Tapolczay provided the Company with a release of claims and is subject to certain non-competition, non-solicitation, non-disparagement, and confidentiality covenants.

Mr. Bligh

On November 15, 2024, Conduit Pharmaceuticals Limited and Conduit UK Management LTD., wholly-owned subsidiaries of the Company, entered into an amended and restated employment agreement (the “Bligh Employment Agreement”) with James Bligh, pursuant to which Mr. Bligh will continue to be employed by Conduit UK Management LTD. and continue to serve as the Interim Chief Financial Officer and Senior Vice President - Strategy of the Company. Under the Bligh Employment Agreement, Mr. Bligh will receive an annual base salary of £400,000 and will be entitled to a discretionary cash bonus of up to 40% of his base salary, subject to the achievement of certain milestones that may be established by the Board or a committee thereof, from time to time. Mr. Bligh is also entitled to reimbursement for reasonable out-of-pocket expenses incurred by him in the performance of his duties, subject to the terms of any expenses policy the Company may have.

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The Bligh Employment Agreement requires at least six months’ advanced written notice for Mr. Bligh or Conduit UK Management LTD. to terminate Mr. Bligh’s employment, except in the case of a summary dismissal (as described in the Bligh Employment Agreement). However, Conduit UK Management LTD. may, at its sole discretion and by written notice, terminate Mr. Bligh’s employment immediately and provide compensation to Mr. Bligh for the unexpired portion of such notice period. The Bligh Employment Agreement replaces and supersedes the prior employment agreement between Conduit Pharmaceuticals Limited and Mr. Bligh.

Mr. Sragovicz

On September 22, 2023, we entered into an employment agreement (the “Sragovicz Employment Agreement”) with Adam Sragovicz, pursuant to which he served as our Chief Financial Officer. Mr. Sragovicz resigned from his position with the Company effective May 15, 2024.

Under the Sragovicz Employment Agreement, Mr. Sragovicz was entitled to (i) an annual base salary of $400,000, and (ii) a target annual bonus opportunity equal to 40% of his base salary, payable based on the achievement of performance objectives as determined by our Board. In addition, the Sragovicz Employment Agreement provided that Mr. Sragovicz was entitled to receive a sign-on restricted stock unit award covering 0.10% of the shares of our Common Stock pursuant to the terms of the 2023 Stock Incentive Plan, which shall vest in equal annual installments on each of the first three anniversaries of the Business Combination.

The Sragovicz Employment Agreement provided that if we terminate Mr. Sragovicz’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case other than the change in control protection period (described below), he would be entitled to receive (i) continued payment of his annual base salary for nine months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to his then target annual bonus opportunity, pro-rated based on the total number of days elapsed in the calendar year through the date of termination, (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of such number of his unvested equity awards as would have vested had he remained employed during the nine-month period following his date of termination (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

The Sragovicz Employment Agreement provided that if we terminate Mr. Sragovicz’s employment other than for cause or disability, or if he terminates his employment for good reason, in either case within three months prior to or 12 months after a change in control (such period, the change in control period), he would be entitled to receive (i) continued payment of his annual base salary for 12 months following the date of termination, (ii) a lump sum payment of his annual cash performance bonus that had been earned by him for a completed fiscal year or other measuring period but that had not yet been paid to him as of the date of termination, (iii) a lump sum payment equal to 100% of his then target annual bonus opportunity (without pro-ration), (iv) payment or reimbursement of the COBRA premiums for him and his eligible dependents, or if COBRA is not available under our group health plan, a cash amount equal to such payments or reimbursements (in either case, less the premiums he was paying for such coverage while employed), until the earliest of (x) the last day of the applicable salary continuation period specified above, or (y) the date he becomes eligible for comparable health insurance coverage under a subsequent employer’s group health plan; and (v) accelerated vesting of 100% of his unvested equity awards (provided, however, that, any equity awards that vest in whole or in part based on the attainment of performance-vesting conditions shall be governed by the terms of the applicable award agreement).

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Additionally, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the executive than receiving the full amount of such payments.

In exchange for the severance benefits described above, Mr. Sragovicz must have (i) signed and not revoked a release of claims in favor of the Company, (ii) complied with his proprietary information and inventions assignment agreement, (iii) refrained from soliciting employees of the Company for a period of one year after his termination of employment, and (iv) complied with the other provisions of the Sragovicz Employment Agreement.

On May 10, 2024, Adam Sragovicz informed the Board of his intention to resign as Chief Financial Officer of the Company, which resignation became effective on May 15, 2024. Mr. Sragovicz’s resignation was not due to any disagreement with management or the Company’s operations, policies, or practices.

The Company entered into a separation agreement with Mr. Sragovicz on May 12, 2024, which provides for continued payment of his base salary, and subsidized health insurance premiums, for a period of four months after the effective date of his resignation. In exchange for these benefits, Mr. Sragovicz has signed a mutual release of claims, agreed to a mutual non-disparagement covenant, and re-affirmed certain confidentiality, non-solicitation, and post-departure cooperation covenants.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit.

Our Certificate of Incorporation provides that our directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation law of the State of Delaware. In addition to the foregoing, our Bylaws provide that we shall indemnify directors and officers to the fullest extent permitted by law.

The above provisions in the Certificate of Incorporation and our Bylaws may have the effect of reducing the likelihood of derivative litigation against directors and officers, and may discourage or deter stockholders or management from bringing a lawsuit against directors and officers, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table summarizes all of the outstanding equity-based awards held by our named executive officers as of December 31, 2024, the end of our fiscal year.

	OPTION AWARDS
NAME	OPTION OR STOCK AWARD GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
David Tapolczay	11/18/2024	(2)	280	280	$138	11/17/2034
	12/1/2023	(1)	49	150	8,265	11/30/2033
James Bligh	11/18/2024	(2)	630	630	$138	11/17/2034
	12/1/2023	(1)	37	112	8,265	11/30/2033

(1)	The stock option vests as to 1/4 of the underlying shares on each of the first four anniversaries of the vesting commencement date, which is September 22, 2023.

(2)	The stock options vests 50% of the grant date and 50% in three equal annual installments thereafter.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, our Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant date or for the purpose of affecting the value of executive compensation.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides a summary of the securities authorized for issuance under our equity compensation plans as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2023 Plan	4,367	$1,222.80	5,659

Equity compensation plans not approved by security holders	-	-	-
Total	4,367	$1,222.80	5,659

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TRANSACTIONS WITH RELATED PERSONS

Our Board adopted a policy, at the closing of the Business Combination, with respect to the review, approval, and ratification of related party transactions. Under the policy, the Audit Committee of the Board is responsible for reviewing and approving related party transactions. In the course of its review and approval of related party transactions, the Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the Audit Committee to consider, among other factors it deems appropriate:

●	whether the transaction was undertaken in the ordinary course of business of the Company;
●	whether the related party transaction was initiated by the Company, a subsidiary, or the related party;
●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to the Company of, the related party transaction;
●	if the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;
●	the related party’s interest in the related party transaction;
●	whether the related party transaction would impair the independence of an otherwise independent director; and
●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve the related party transaction only if the Audit Committee determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders.

In addition to the compensation arrangements with directors and executive officers described herein, the following is a description of each transaction since January 1, 2023, and each currently proposed transaction, in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed $120,000; and

●	any of our directors, executive officers, or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Private Units

Contemporaneously with the closing of the Company’s initial public offering (“IPO”) and the exercise of the overallotment option, Murphy Canyon Acquisition Sponsor LLC (the “Sponsor”) purchased an aggregate of 754,000 private units of Murphy Canyon Acquisition Corp (“MURF”) in a private placement at a price of $10.00 per private unit. Each private unit consists of one Private Share and one Private Warrant (the “Private Warrant”). The private units are identical to the units sold in the IPO except that the (a) the placement units and their component securities will not be transferable, assignable or saleable until October 22, 2023 except to permitted transferees and (b) the warrants and rights included as a component of the placement units, so long as they are held by the Sponsor or its permitted transferees, will be entitled to registration rights, respectively. Additionally, the warrants underlying the placement units contain a cashless exercise provision and shall be non-redeemable while held by the initial purchasers thereof or their permitted assignees. The Sponsor had agreed not to transfer, assign or sell any of the private units and underlying securities (except in connection with the same limited exceptions that the Private Shares may be transferred as described above) until after the merger transaction between Conduit Pharmaceuticals Limited, MURF, and Conduit Merger Sub, Inc. (the “Business Combination”). In connection with completion of the Business Combination, the Sponsor transferred 45,000 placement units (15,000 each) to each of Mrs. Knuettell and Feinberg, former directors of MURF, and Ms. Chiavacci Farley, former director of MURF and current director of Conduit.

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PIPE Subscription Agreement

In September 2023, concurrently with the completion of the Business Combination, pursuant to the PIPE Subscription Agreement (the “PIPE Subscription Agreement “) for an aggregate purchase price of $20.0 million, the Company issued an aggregate of 1,333 shares of the Company’s Common Stock and PIPE Warrants (the “PIPE Warrants”) to purchase 1,333 shares of Company Common Stock. In conjunction with the execution of the PIPE Subscription Agreement, Corvus Capital and its affiliates entered into a participation and inducement agreement with the Private Placement Investor whereby Corvus agreed to provide certain payments and economic benefits to such investor in the event Corvus Capital sold or pledged in a debt transaction any of the shares it was receiving in the Business Combination. In certain circumstances, such investor may have a right to cause Corvus Capital to transfer certain of its shares to such investor.

The PIPE Subscription Agreement contains registration rights, pursuant to which within 15 business days after the closing of the PIPE Financing, the Company was required to use reasonable best efforts to file with the SEC a registration statement registering the resale of shares of the Company’s common stock. On October 17, 2023, the Company filed a registration statement on Form S-1 (SEC File No. 333-275056) to satisfy that contractual requirement, which registration statement was declared effective by the SEC on December 15, 2023.

The PIPE Warrants are exercisable until September 22, 2028 (five years after the completion of the Business Combination) and have an exercise price of $11.50 per share, subject to adjustment as set forth in the PIPE Warrants for stock splits, stock dividends, recapitalizations, and similar customary adjustments. The Private Placement Investor may exercise each PIPE Warrant on a cashless basis if the shares underlying the PIPE Warrants are not then registered for resale pursuant to an effective registration statement.

The Company common stock and PIPE Warrants to purchase Company common stock issued pursuant to the PIPE Subscription Agreement were not registered under the Securities Act and were issued in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

On December 11, 2024, the warrants were modified to reduce the exercise price to $0.0883 and the warrants were exercised on December 31, 2024.

Consulting Agreement with Jack K. Heilbron

Jack K. Heilbron, who served as the MURF’s Chief Executive Officer, President, and Chairman of the Board until September 22, 2023, has entered into a Consulting Agreement (the “Consulting Agreement”) with the Company, which became effective upon the closing of the Business Combination. The Consulting Agreement provides that Mr. Heilbron will provide advisory and consulting services from time to time to the Company until September 22, 2024. Pursuant to the terms of the Consulting Agreement, Mr. Heilbron is entitled to rights as an observer to the Company’s Board. Mr. Heilbron is entitled to be paid $25,000 per calendar quarter for his consulting services and is also entitled to a stock option to purchase the number of shares of Common Stock determined by dividing (i) $300,000, by (ii) the per share Black-Scholes valuation as of the grant date, utilizing the same assumptions used in preparation of the financial statements, with the resulting quotient rounded down to the nearest whole share. Mr. Heilbron was awarded stock options to purchase 2,000 shares of Common Stock on December 1, 2023. As of December 31, 2024, and subsequent agreement between the parties, the Company has paid Mr. Heilbron approximately $25,000 and granted Mr. Heilbron 460 shares of the Company’s common stock.

License Agreement

On August 7, 2024, the Company and AstraZeneca AB (PUBL) (“AstraZeneca”) entered into a License Agreement, dated August 7, 2024 (the “License Agreement”). Pursuant to such License Agreement, AstraZeneca agreed to grant a license to the Company under certain intellectual property rights controlled by AstraZeneca related to HK-4 Glucokinase activators AZD1656 and AZD5658 in all indications and myeloperoxidase inhibitor AZD5904 for the treatment, prevention, and prophylaxis of idiopathic male infertility. The Company will be responsible for the development and commercialization of the relevant products licensed under the License Agreement (the “Licensed Products”).

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As consideration for the grant of the license, the Company (i) granted AstraZeneca Common Stock pursuant to a Stock Issuance Agreement (as discussed below), (ii) paid AstraZeneca an up-front payment of $1.5 million, and (iii) will pay AstraZeneca a percentage (on a tiered basis) of any amounts it may receive in connection with a grant of a sublicense (subject to various customary exceptions).

AstraZeneca has been granted a right of first negotiation to develop, manufacture, and commercialize a Licensed Product if the Company receives an offer for, or solicits, a transaction where a third party would obtain the right to develop, manufacture, or commercialize a Licensed Product. If AstraZeneca exercises such right, the parties will negotiate in good faith for an agreed period of time on an exclusive basis.

Either party may terminate the License Agreement for material breach (subject to a cure period) or insolvency of the other party. The Company may terminate the License Agreement for convenience (in its entirety or on a Licensed Product-by-Licensed Product basis). In addition, AstraZeneca may terminate the License Agreement in certain circumstances, including (but not limited to) the Company ceasing development of all Licensed Products (subject to certain exceptions for normal pauses or gaps between clinical studies).

In connection with the execution of the License Agreement, the Company and AstraZeneca entered into a Stock Issuance Agreement, dated August 7, 2024 (the “Issuance Agreement”), whereby the Company issued AstraZeneca 6,336 shares of the Company’s Common Stock. The Issuance Agreement provides AstraZeneca with resale registration rights for such shares.

Sponsor Support Agreements

Concurrently with the execution of the Business Combination’s merger agreement, the Company entered into a support agreement with the Sponsor pursuant to which the Sponsor agreed to, among other things, vote all of the shares of MURF common stock legally and beneficially owned by it in favor of the Business Combination. On September 20, 2023, the Sponsor voted all of the shares of MURF common stock then legally and beneficially owned by it in favor of the Business Combination.

Old Conduit Shareholder Lockup Agreements

Under the Merger Agreement, as a condition to receiving Common Stock of the Company after the closing of the Business Combination in respect of their Old Conduit shares, certain shareholders of Old Conduit executed lockup agreements pursuant to which such shareholders agreed not to sell, transfer or take certain other actions with respect to such shares of our Common Stock for a period of 180 days after the closing of the Business Combination, subject to certain customary exceptions.

Transactions with Corvus Capital Limited

Ownership of Common Stock

Corvus Capital Limited (“Corvus Capital”), an entity wholly-owned by Dr. Andrew Regan and of which Dr. Regan is the Chief Executive Officer, received 20,765 shares of our Common Stock, pursuant to the terms of the Merger Agreement, following the completion of the Business Combination. As of July 3, 2025, Corvus Capital owns 20,032 shares of our Common Stock directly and 118 shares of our Common Stock through its wholly-owned subsidiary, Algo Holdings, Inc., and 154,799 shares of Common Stock owned directly by Manoira, of which Corvus is owner of 99% of its equity interests, or in the aggregate approximately 7.28% of the outstanding shares of our Common Stock as at July 3, 2025. Dr. Regan, the Chief Executive Officer of Corvus Capital and 100% ultimate beneficial owner, is also our chief executive officer as of April 2025, and a member of our Board. He received director fees of $842,081 during the year ended December 31, 2023, and director fees of $0 during the year ended December 31, 2024.

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Pledges and Dispositions of Common Stock

Without the Company’s knowledge, on or around February and March 2024, Dr. Regan, through Corvus Capital Limited, a wholly owned subsidiary, entered into certain loan and pledge agreements that resulted in the disposition, during the first half of July 2024, of approximately 10,000 shares of the Company’s Common Stock held by such entity. Such loan and pledge agreements are no longer in effect. In addition, in August 2024, Dr. Regan notified the Company that Corvus Capital, on July 22, 2024, pledged 20,032 shares (being 0.83% of our outstanding Common Stock as of July 3, 2025) in favor of Nirland, a then significant stockholder of the Company. The shares were pledged pursuant to a participation and inducement agreement that provides, in certain circumstances, Nirland may have a right to cause Corvus Capital to transfer such shares to it.

August 2024 Nirland Note

In addition, on August 6, 2024, the Company entered into a Senior Secured Promissory Note (the “August 2024 Note”) and a Security Agreement (the “Security Agreement”, and collectively with the August 2024 Note, the “Debt Agreements”) with Nirland, pursuant to which the Company issued and sold to Nirland the August 2024 Note in the original principal amount of $2,650,000, inclusive of a $500,000 original issuance discount. Of the total amount of the Note, $1,650,000 was issued upon execution of the August 2024 Note and the balance of $500,000 will be paid after the Closing Common Stock, defined herein, has been registered for resale, and such resale registration statement has been declared effective by the Securities and Exchange Commission (the “SEC”). In connection with the August 2024 Note, the Company issued Nirland 8,333 shares.

The August 2024 Note bears interest at a rate of 12% per annum, accruing daily on a 365-day basis, payable monthly in arrears as cash, or accrued at Nirland’s discretion. The Note matures on August 5, 2025. The Company has certain obligations to mandatorily prepay the August 2024 Note, and any accrued interest, with portions of any proceeds received in connection with future financings. The Company may prepay the outstanding principal and accrued interest on the August 2024 Note with no fee. Until the August 2024 Note is no longer outstanding, Nirland has a right of first refusal to participate, in an amount up to 100%, with certain exceptions, in any future equity or debt offering of the Company.

The August 2024 Note is secured by all assets of the Company and its subsidiary. The August 2024 Note is guaranteed by the subsidiary of the Company, as well as personally by Dr. Andrew Regan, a member of the Company’s Board. The August 2024 Note contains customary default provisions for a transaction of this nature. Upon an event of default, the interest rate of the August 2024 Note will increase to 18%, until such time as the default is remedied.

On October 31, 2024, the Company and Nirland amended the August 2024 Note, whereby the August 2024 Note was amended to (i) provide for the conversion of the August 2024 Note into shares of Common Stock, at Nirland’s discretion, in a multiple of any unpaid amounts, if not otherwise previously paid, pursuant to the conversion rate contained therein, (ii) remove Nirland’s Mandatory Prepayment Right, and (iii) remove Nirland’s right of first refusal to participate in any future equity or debt offerings of the Company. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to shall be determined by dividing (x) such conversion amount by (y) the conversion price. Conversion amount means two and one quarter times the sum of (x) portion of the principal to be converted, redeemed or otherwise with respect to which this determination is being made and (y) all accrued and unpaid interest with respect to such portion of the principal amount, if any. Conversion price means, as of any conversion date or other date of determination, $10, subject to adjustment as provided within the amended agreement.

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October 2024 Nirland Note

On October 28, 2024, the Company issued a promissory note (the “October 2024 Nirland Note”) to Nirland, a related party, in the original principal amount of $0.6 million in exchange for funds in such amount. See Note 16 to the consolidated financial statements included in our Annual Report filed on Form 10-K for the year ending December 31, 2024 for further reference to the relationship between the Company and Nirland. The Nirland Note bears interest at a rate of 12% per annum, is due and payable semi-annually in arrears, and matures on October 31, 2025. If an event of default under and as defined in the Nirland Note occurs, the interest rate will be increased to 18% per annum or to the maximum rate permitted by law. In connection with the Nirland Note, the Company has agreed to pay Nirland a 1% arrangement fee, which will be included with the principal and interest owed under the Nirland Note. The 1% arrangement fee is accounted for as a debt discount and will be amortized to interest expense, net in the consolidated statement of operations and comprehensive income (loss) using the effective interest method over the life of the October 2024 Nirland Note.

During the year ended December 31, 2024, the Company recorded approximately $14,000 of interest expense. The interest expense of $14,000 is comprised of (i) accrued interest of $13,000 based on the coupon rate of the debt and (ii) amortization of the debt discount of $1,000 with both components recorded within interest expense, net in the consolidated statement of operations and comprehensive income (loss). Accrued interest of $13,000 was recorded as a liability on the Company’s consolidated balance sheet within accrued expenses and other current liabilities. The $1,000 amortization of the debt discount decreased the debt discount contra-liability included within the Loans payable, current portion on the consolidated balance sheets.

The October 2024 Nirland Note was partially converted by Nirland and subsequently repaid in full by the Company on February 12, 2025 and security over the assets of the Company and its subsidiary was released.

Transactions with Sarborg Limited

Sarborg Agreement

On December 12, 2024, the Company entered into the Sarborg Agreement with Sarborg Limited (“Sarborg”). Under the terms of the Sarborg Agreement, Sarborg will provide algorithmic and cybernetic technology services to Conduit, including the development of decision-support tools and advanced cybernetic systems tailored to enhance Conduit’s decision-making processes and maximize the value of its pharmaceutical asset portfolio.

Sarborg will perform the services to Conduit comprised of three phases: the Initial Phase (0-24 weeks) focuses on establishing a foundation for collaboration and aligning Sarborg’s services with Conduit’s strategic goals; the Development Phase (24-36 weeks) involves building technological infrastructure, including dashboards and predictive models; and the Ongoing Services Phase (36-52 weeks) ensures the sustained functionality and relevance of Sarborg’s deliverables while supporting Conduit’s growth through iterative improvements and updates. Sarborg will create specific deliverables, including reports, computer programs, software applications, APIs, mobile applications, source code, written technical specifications and designs, operating and maintenance manuals, and other recorded data and information arising from or relating to the services. Sarborg will provide all necessary resources to perform the services and deliver the deliverables in accordance with the Sarborg Agreement.

The Sarborg Agreement has an initial term of twelve months, commencing on the effective date, and may be renewed or extended upon mutual written agreement of the parties. Either party may terminate the Sarborg Agreement for any reason upon ninety days’ written notice or immediately upon written notice if the other party breaches any material term of the Sarborg Agreement and fails to cure such breach within thirty days or becomes insolvent, files for bankruptcy, or is placed under the control of a receiver, trustee, or similar authority.

In consideration of the services, Conduit has agreed to pay Sarborg an initial cash payment of $200,000 and $200,000 payable through the issuance of 1,515 shares of common stock, determined by the closing price on the day preceding the execution of the Sarborg Agreement. Further milestone payments payable in conjunction with the achievement of certain milestones over the term of the Sarborg Agreement, totaling up to $1,800,000, are payable in cash or shares, at the discretion of Conduit. Sarborg will be reimbursed for pre-approved, necessary, and reasonable out-of-pocket expenses directly incurred in connection with the performance of the services.

The Sarborg Agreement includes provisions for the ownership and use of intellectual property. Sarborg will own its pre-existing intellectual property rights, including proprietary tools and methodologies used in the performance of the services. Conduit will own all deliverables resulting from the services performed by Sarborg under the Sarborg Agreement.

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The Sarborg Agreement provides Sarborg with registration rights for any common stock of Conduit that Sarborg receives as consideration under the Sarborg Agreement. Conduit must use commercially reasonable efforts to prepare and file a registration statement covering the resale of the common stock within sixty days after the issuance of the shares to Sarborg. The Company must cause the registration statement covering such shares to become effective withing ninety days of the filing of the registration statement. The Sarborg Agreement also includes confidentiality obligations, representations and warranties, indemnification, limitation of liability, and insurance requirements.

Dr. Regan, a member of Conduit’s Board and the Company’s chief executive officer as of April 2025, also sits on the board of directors of Sarborg.

Sarborg Additional Agreement

Effective March 31, 2025, the Company entered into an additional license and use agreement (the “Sarborg Additional Agreement”) with Sarborg covering certain additional deliverables and incorporating a new scope of work focused on analysis of the Company’s acquired AstraZeneca assets. Sarborg will apply its proprietary algorithms to analyze the Company’s data room including clinical and safety data for AZD1656, AZD5658, and AZD5904 to uncover missed insights, identify repurposing opportunities, and flag dataset gaps. The goal is to re-evaluate the clinical trial data, focusing on failed endpoints, to potentially identify specific patient subgroups that may have benefited, which could enhance the Company’s clinical strategy. Sarborg grants to the Company a non-exclusive, non-transferable, revocable license for the term to access and use Sarborg’s proprietary algorithmic machine learning platform in connection with the data analysis. The term of the Additional Agreement is for six months and provides for the payment, in aggregate, of $2.0 million which includes an up-front license fee for the term, in cash or stock at the Company’s election at the closing price on the day preceding the effective date of the agreement.

In connection with the payment of prepaid monthly invoices for a portion of such fees, the Company issued 123,595 shares to satisfy approximately $1.65 million of such fees.

April 2024 PIPE

On April 22, 2024, the Company issued in a private placement common stock purchase warrants (the “April Warrants”) to third parties, including certain directors, to purchase up to an aggregate of 605 shares of the Company’s common stock, in exchange for entering into a lock-up with respect to the shares of common stock held by such holder and for such directors, $187.50 per warrant. The April Warrants are not exercisable until one year after their date of issuance. Each April Warrant is exercisable into one share of the Company’s common stock at a price per share of $4,680 (as adjusted from time to time in accordance with the terms thereof) for a two-year period after the date of exercisability. There is no established public trading market for the April Warrants. The issuance of the April Warrants was made in reliance on the exemption from registration provided by Section 4(a)(3) of the Securities Act, and/or Regulation D promulgated thereunder.

Joint Development Agreement

On June 3, 2025, the Company entered into a joint development agreement (the “Joint Development Agreement”) with Manoira Corporation (“Manoira”), an entity controlled by Dr. Regan, of which he is the sole director. The Joint Development Agreement has an initial term of one year during which the Company will grant Manoira a royalty-free license to the intellectual property rights related to the pharmaceutical compounds known individually and together as AZD1656 and AZD5658 (“Conduit Assets”). Manoira will evaluate the Conduit Assets’ applicability in animal health, explore veterinary market opportunities, and provide data from evaluations to inform the Company’s human clinical programs. Effective June 3, 2025, in exchange for approximately $500,000 of consideration to be paid by the Company under the Joint Development Agreement, the Company issued to Manoira 154,799 shares of Common Stock, valued at closing price of the Common Stock immediately preceding execution of the Joint Development Agreement.

Directors and Officers

Certain of the individuals that serve as members of our Board since completion of the Business Combination have relationships with MURF, Old Conduit, and/or one of their respective stockholders. Chele Chiavacci Farley was a director of MURF and continues to serve on the Company’s Board; upon the completion of the Business Combination, she received 10 shares of Company common stock and 10 redeemable warrants that Murphy Canyon Acquisition Sponsor, LLC transferred to Ms. Chiavacci Farley in consideration of her acting as an independent director of MURF. Dr. Freda Lewis-Hall, the Chairperson of our Board, was an indirect shareholder of Conduit and indirectly received 1,335 shares of our Common Stock upon completion of the Business Combination. Dr. David Tapolczay, our Chief Executive Officer, and a member of our Board for fiscal year ended 2024, was a shareholder of Old Conduit and received 1,335 shares of our Common Stock upon completion of the Business Combination. Dr. Tapolczay is also a director of Old Conduit and he was previously the Chief Executive Officer of St. George Street until September 2023; as of April 2025, Dr. Tapolczay is an employee of Conduit UK Management Ltd. Dr. Andrew Regan, a member of our Board and our chief executive officer as of April 2025, is a director of Old Conduit and received 44 shares of our Common Stock upon completion of the Business Combination. James Bligh, a member of our Board and our interim chief financial officer, was an employee of Old Conduit and currently serves as a member of its board of directors. Faith L. Charles, a member of our Board during the fiscal year ended 2024, is a partner at Thompson Hine LLP, a law firm that provides legal services to us.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Report of the Audit Committee of the Board of Directors

The audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2024, with the Company’s management. The audit committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

THE AUDIT COMMITTEE

Ms. Chele Chiavacci Farley (Chairperson) Dr. Freda Lewis-Hall Mr. Simon Fry

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s Common Stock as of July 3, 2025, by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of July 3, 2025. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of July 3, 2025 or subject to restricted stock units that vest within 60 days of July 3, 2025 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o Conduit Pharmaceuticals Inc., 4851 Tamiami Trail North, Suite 200, Naples, FL 34103.

The beneficial ownership of our Common Stock is based on 2,405,140 shares of Common Stock issued and outstanding as of July 3, 2025, which number excludes the shares of Common Stock issuable upon exercise of the warrants. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares shown to be beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock		% of Common Stock*
Directors and executive officers
James Bligh	692	(2)	*
Chele Chiavacci Farley	2,529	(3)	*
Freda Lewis-Hall	5,516	(4)	*
Andrew Regan	174,993	(5)	7.28%
Simon Fry	2,090	(6)	*
All directors and executive officers as a group (5 individuals)	185,820		7.72%

Other 5% beneficial owners
Sarborg Ltd	123,595	(7)	5.14%

*	Indicates beneficial ownership of less than 1%.

(1)	The table does not include Adam Sragovicz, the Company’s former Chief Financial Officer, who resigned effective May 15, 2024, and following such resignation, to the Company’s knowledge, did not beneficially own any securities of the Company.

(2)	Excludes 742 unvested options to purchase shares of Common Stock that are not exercisable within 60 days.

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(3)	Consists of (i) 2,369 shares of Common Stock, (ii) warrants to purchase 146 shares of Common Stock and (iii) options to purchase 14 shares of Common Stock that are currently exercisable. Excludes 309 unvested options to purchase shares of Common Stock that are not exercisable within 60 days.

(4)	Consists of shares of Common Stock, of which (i) 3,466 are held directly by Dr. Lewis-Hall, (ii) 1,355 were issued to Intelmed LLC, of which Dr. Lewis-Hall is the Managing Director, and (iii) 345 shares of Common Stock were received by Mr. Emerson Hall, Jr., Dr. Lewis-Hall’s spouse, and (iv) 14 are underlying options that are currently exercisable and are held directly by Dr. Lewis-Hall, (v) warrants to purchase 69 shares of Common Stock held directly by Dr. Lewis-Hall and (vi) warrants to purchase 267 shares of Common Stock held by Intelmed LLC. By virtue of this relationship with both Intelmed LLC and her spouse, Dr. Lewis-Hall may be deemed to share beneficial ownership of the securities held of record by Intelmed LLC and Mr. Emerson Hall, Jr. Dr. Lewis-Hall disclaims any such beneficial ownership except to the extent of her pecuniary interest therein. Excludes 309 unvested options to purchase shares of Common Stock that are not exercisable within 60 days. The business address of Intelmed LLC is 11421 Golden Eagle Court Naples, Florida 34120.

(5)	Consists of (i) 44 shares of Common Stock held directly by Dr. Regan, (ii) 20,032 shares of Common Stock held by Corvus Capital Limited (“Corvus”), (iii) 118 shares of Common Stock held by Algo Holdings, Inc. (“Algo”), and (iv) 154,799 shares of Common Stock held by Manoira Corporation (“Manoira”). Corvus is the owner of 99.0% of the equity interests of Manoira and Algo is a wholly owned subsidiary of Corvus, and, therefore, may also be deemed to beneficially own the shares of Common Stoc held of record by Manoira and Algo. Dr. Regan is the sole director of Manoira and the Chief Executive Officer and sole shareholder of Corvus . By virtue of these relationships, Dr. Regan may be deemed to beneficially own the shares of Common Stock held by Manoira, Algo and Corvus. Each of Corvus and Dr. Regan disclaims any such beneficial ownership except to the extent of its or his pecuniary interest therein. Pursuant to a participation and inducement agreement with Nirland Limited, the 20,032 shares of Common Stock held by Corvus may, in certain circumstances, be subject to transfer to Nirland Limited and all such shares of Common Stock are subject to a pledge agreement with respect to such arrangement. The business address of Corvus is Floor 2, Willow House, Cricket Square PO Box 709 Grand Cayman KY1-1107, Cayman Islands

(6)	Consists of 133 shares of common stock and 1,957 shares in connection with a director’s grant in March 2025. Excludes 280 options to purchase shares of Common Stock that are not exercisable within 60 days.

(7)	Based on a Schedule 13G filed with the Securities and Exchange Commission on May 7, 2025, filed by Sarborg Ltd. The address of Sarborg Ltd. is Willow House, Cricket Square, Grand Cayman, Cayman Islands, KY1-1107.

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PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board recommends that the stockholders ratify the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025, at the 2025 Annual Meeting. Representatives of CBIZ CPAs are expected to be present virtually at the 2025 Annual Meeting, and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the below services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Change in Certifying Accountant

On April 24, 2025, the Company was notified by Marcum LLP (“Marcum”) that Marcum resigned as the Company’s independent registered public accounting firm, in connection with CBIZ CPAs P.C. (“CBIZ CPAs”) acquiring the attest business of Marcum on November 1, 2024. On April 25, 2025, with the approval of the Audit Committee of the Company’s Board, CBIZ CPAs was engaged as the Company’s independent registered public accounting firm. The services previously provided by Marcum will now be provided by CBIZ CPAs.

Marcum’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the years ended December 31, 2024 and December 31, 2023 contained an explanatory paragraph regarding the Company stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the audits for the fiscal years ended December 31, 2024 and 2023 and the subsequent period through April 24, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the years ended December 31, 2024 and 2023, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses in the Company’s internal control over financial reporting related to: (i) the segregation of duties is limited and heavily reliant on interim personnel and third-party consultants to perform these activities, (ii) the Company lacks a formal process for review and approval of significant transactions and accounts on a contemporaneous basis and there have been numerous, recurring errors in account balances and disclosures, (iii) the Company has not designed adequate and appropriate internal controls under an appropriate internal control over financial reporting framework, (iv) the Company did not appropriately review and evaluate the accounting implications of all material transactions that occurred in the audit period which resulted in a restatement of previous periods, and (v) the review controls around certain related party transactions did not operate consistently and the review of such transactions was not always contemporaneously documented, each as disclosed in the Company’s Annual Report for the fiscal year ended December 31, 2024.

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During the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent period prior to the engagement of CBIZ CPAs on April 25, 2025, neither the Company nor anyone on its behalf has consulted with CBIZ CPAs on either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by CBIZ CPAs that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided Marcum with a copy of its Current Report on Form 8-K prior to its filing with the SEC on April 25, 2025, and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements made by the Company in response to Item 304(a) of Regulation S-K and, if it does not agree, the respects in which it does not agree. A copy of Marcum’s letter, dated April 24, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to our Current Report on Form 8-K filed April 25, 2025.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Audit Fees(1)	$341,200	$440,200
Audit-Related Fees(2)	$120,170	$118,525
Tax Fees(3)	83,405	-
All Other Fees(4)	-	-
Total	$544,775	$558,725

(1) Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2024, totaled approximately $341,200, and for the year ended December 31, 2023, totaled approximately $440,200.

(2) Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit related fees primarily include review of regulatory documents filed with the SEC. For the year ended December 31, 2024, we paid Marcum audit-related fees totaling approximately $120,170. For the year ended December 31, 2023, we paid Marcum audit-related fees totaling approximately $118,525.

(3) Tax fees consist of fees billed for tax compliance, tax planning and tax advice. We paid Marcum tax fees for the year ended December 31, 2024, totaling approximately $83,405. We did not pay Marcum tax fees for the year ended December 31, 2023.

(4) We did not pay Marcum for other services for the years ended December 31, 2024, or December 31, 2023.

Vote Required

The ratification of the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal. The ratification of the appointment of CBIZ CPAs is a matter considered “routine” under applicable rules. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 2 even in the absence of your instruction.

Recommendation

Our Board recommends that you vote “FOR” the ratification of the appointment of CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2 on the proxy card).

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PROPOSAL NO. 3 – Approval of an increase in the number of shares issuable pursuant to the 2023 Plan, IN THE FORM ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.

On July 8, 2025, upon recommendation by the Compensation Committee, the Board approved and adopted, subject to the approval of the Company’s stockholders at the 2025 Annual Meeting, the amendment and restatement of the Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan. In this proposal, we refer to the original Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan as the “2023 Plan,” and we refer to the amended and restated Conduit Pharmaceuticals Inc. 2023 Stock Incentive Plan as the “Amended 2023 Plan.”

If approved by our stockholders, the amendment would authorize an additional 2,000,000 shares of common stock for awards under the Amended 2023 Plan, with such amount subject to adjustment for certain corporate events and under the applicable share counting rules, provided that, as of any date of grant, the total number of shares granted as awards under the Amended 2023 Plan, in the aggregate cannot exceed the shares available under the plan, and in addition, as of such grant date, such grant(s) cannot exceed 25% of our then total outstanding shares. In other words, as of any grant date, such shares granted under the Amended 2023 Plan in the aggregate, cannot be greater than 25% of the then total outstanding shares as of the grant date

The Company’s stockholders previously approved the 2023 Plan on September 22, 2023. The 2023 Plan affords the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among officers and other employees of the Company and its subsidiaries, certain consultants and other service providers to the Company and its subsidiaries, and non-employee directors of the Company. You are being asked to approve the Amended 2023 Plan.

The Board unanimously recommends that you vote to approve the Amended 2023 Plan. If the Amended 2023 Plan is approved by our stockholders at the 2025 Annual Meeting, it will be effective as of the day of the 2025 Annual Meeting, and future grants will be made on or after such date under the Amended 2023 Plan. If the Amended 2023 Plan is not approved by our shareholders, then it will not become effective, no awards will be granted under the Amended 2023 Plan, and the 2023 Plan will continue in accordance with its terms as previously approved by our stockholders.

The actual text of the Amended 2023 Plan is attached to this Proxy Statement in Annex A. The following description of the Amended 2023 Plan is only a summary of its principal terms and provisions and is qualified in its entirety by reference to the actual text as set forth in Annex A.

Why We Believe You Should Vote for this Proposal No. 3

The Amended 2023 Plan continues to authorize the Compensation Committee to grant stock options, stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock units, other stock- or cash-based awards and dividend equivalents, or any combination thereof, to employees, directors and consultants, including employees and consultants of the affiliates of the Company.

We believe our future success continues to depend in part on our ability to attract, motivate and retain high quality employees, consultants, and directors and that the ability to provide equity-based and incentive-based awards under the Amended 2023 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards continue to be an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

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We recognize that since the adoption of the 2023 Plan Conduit has undergone significant capital structure transformations including the resolution of five Nasdaq deficiencies, transitioned to the Nasdaq Capital Market, increased stockholder’s equity by over $10m, successfully raised more than $12 million (net of commission) and established itself a Nasdaq-listed, cash-rich vehicle primed for strategic licensing, asset acquisitions, and transactions. Furthermore, the absence of cash bonuses to date, and prior equity grants under the 2023 Plan failed to elevate total compensation meaningfully and in addition, the newly appointed CEO continues to waive all Director fees since September 2023. The Amended 2023 Plan preserves cash reserves at the company, fostering flexibility to capitalize on market opportunities and properly aligns the Board, Executive Management, and employees with the investment interests of our stockholders.

On September 22, 2023, stockholders approved 7,665 shares of common stock to be used for awards under the 2023 Plan (as adjusted for the 1-for-100 and 1-for-15 reverse stock splits). The share reserve was automatically increased by 2,460 shares on December 31, 2023, and 4,616 shares on December 31, 2024, pursuant to the evergreen feature of the 2023 Plan, for a total of 14,741 shares. As of July 3, 2025, 2,833 shares of common stock remained available for issuance under the 2023 Plan.

If the Amended 2023 Plan is not approved, we may be compelled to increase significantly the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized.

The following includes aggregated information regarding our view of the overhang and dilution associated with the 2023 Plan, and the potential dilution associated with the Amended 2023 Plan. This information is as of July 3, 2025. As of that date, there were approximately 2,405,140 shares of common stock outstanding.

Common Stock Subject to Outstanding Awards and Available for Future Awards:

●	Total shares of common stock subject to outstanding awards (stock options and restricted stock units): 11,908 shares (approximately 0.50% of our outstanding common stock);

●	Total shares of common stock available for future awards under the 2023 Plan: 2,833 shares.

●	2,000,000 additional shares of common stock for approval under the Amended 2023 Plan, subject to adjustment, including under the share counting rules of the Amended 2023 Plan.

The total shares of common stock subject to outstanding awards as described above as of July 3, 2025, (11,908 shares), plus the shares of common stock available for future awards under the 2023 Plan (2,833 shares), plus the proposed additional shares of common stock under the Amended 2023 Plan (2,000,000 shares), represent a total of 2,014,741 shares available for issuance which currently represents an overhang in of more than 25% on a fully-diluted basis regarding the Amended 2023 Plan; however, as of any date of grant, the total number of shares granted as awards under the Amended 2023 Plan cannot exceed, in the aggregate, more than 25% of our then total outstanding shares as of such grant date. By way of example, based on our current number of outstanding shares, despite making available an additional 2,000,000 shares available under the Amended 2023 Plan, awards could not be granted under the Amended 2023 Plan greater than 601,285 shares (25% x 2,405,140 shares), and if such grant was made in such an amount, then any future grant calculations regarding the 25% limitation would take into account such prior grants.

Based on the closing price on The Nasdaq Stock Market LLC for our common stock on July 3, 2025 of $2.92 per share, the aggregate market value as of July 3, 2025 of the additional 2,000,000 shares of common stock requested under the Amended 2023 Plan was $5,840,000; provided that as of any grant date, the total number of shares granted as awards under the Amended 2023 Plan cannot exceed 25% of our then total outstanding shares as of such grant date (and based on current outstanding shares, the total shares available for grant under the Amended 2023 Plan would be 601,285, with a total value of $1,755,752)

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In fiscal years 2023 and 2024, we granted stock options, restricted stock units and fully vested shares under the 2023 Plan covering 764 shares and 3,880 shares, respectively. Based on our basic weighted average common stock outstanding for those two fiscal years of 44,649 on December 31, 2023 and 57,806 on December 31, 2024, our average burn rate for those years, not taking into account forfeitures, was 4.5% (our individual years’ burn rates were 1.7% for fiscal 2023 and 6.7% for fiscal 2024).

In determining the number of shares to request for approval under the Amended 2023 Plan, our Compensation Committee considered a number of factors including, the current availability under the 2023 Plan is limited to 2,833 shares, the alignment of the interests of the Board and executive management with those of the shareholders, certain of the executive officers ongoing forfeiture of compensation, providing a meaningful reserve of equity under the Amended 2023 Plan to be granted for attracting and/or retaining employees.

If the Amended 2023 Plan is approved by our stockholders, we intend to utilize the shares authorized under the Amended 2023 Plan to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the new shares requested in connection with the approval of the Amended 2023 Plan will last for about 8 years, based on our historic grant rates, new hiring and the approximate current share price, but could last for a different period if actual practice does not match recent rates or our share price changes materially. As noted below, our Compensation Committee retains full discretion under the Amended 2023 Plan to determine the number and types of awards to be granted under the 2023 Plan, subject to the terms of the 2023 Plan.

Summary of the Material Terms of the Amended 2023 Plan

Set forth is a summary of the other provisions in the Amended 2023 Plan. This summary does not purport to be a complete description of all the provisions of the Amended 2023 Plan. It is qualified in its entirety by reference to the full text of the Amended 2023 Plan.

Eligibility and Administration

Awards under the Amended 2023 Plan may be granted to individuals who are then officers, employees or consultants or are the officers, employees, or consultants of the Company of certain of the Company’s subsidiaries. Such awards also may be granted to directors of the Company Board. Only employees of our company or certain of our subsidiaries may be granted incentive stock options (“ISOs”). As of July 3, 2025, there were approximately 7 employees and 3 non-employee directors of the Company eligible to participate in the Amended 2023 Plan. Under the Amended 2023 Plan, the plan administrator, subject to applicable law, has the authority to determine and select award recipients from the list of eligible individuals.

The Compensation Committee is expected to administer the Amended 2023 Plan unless the Board assumes authority for administration. The Amended 2023 Plan provides that the Board or Compensation Committee may delegate its authority to grant awards to employees other than executive officers and certain senior executives of the Company to a committee consisting of one or more members of the Company Board or one or more of our officers, other than awards made to our non-employee directors, which must be approved by our full board of directors.

Subject to the terms and conditions of the Amended 2023 Plan, the plan administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended 2023 Plan. The plan administrator is also authorized to adopt, amend, or rescind rules relating to administration of the Amended 2023 Plan.

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Shares Available for Awards

The aggregate number of shares of the Company common stock initially reserved for issuance pursuant to awards under the Amended 2023 Plan will be 2,014,741 shares, plus an annual increase on the first day of each calendar year beginning in 2024 and ending in 2033 equal to the lesser of (i) 5% of the shares of the Company common stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by the Board; provided, however, that no more than 38,325 shares of common stock may be issued upon the exercise of ISOs.

The following counting provisions will be in effect for the share reserve under the Amended 2023 Plan:

●	to the extent that an award terminates, expires, or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the Amended 2023 Plan;

●	the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the Amended 2023 Plan; and

●	to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the Amended 2023 Plan.

However, the following shares issued or delivered under the Amended 2023 Plan shall not again be available for future grants of awards: (i) shares that are tendered or withheld to satisfy the exercise price or tax withholding obligation with respect to any award under the Amended 2023 Plan; (ii) shares that are repurchased by us with option proceeds; and (iii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof.

The Amended 2023 Plan also provides that the sum of the grant date fair value of all equity-based awards and the maximum amount of cash that may become payable to any individual for services as a non-employee director during any calendar year may not exceed $750,000, increased to $1,000,000 in the calendar year of a non-employee director’s initial service as a non-employee director of the Board. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

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Types of Awards

The Amended 2023 Plan provides that the plan administrator may grant or issue stock options, including ISOs and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance stock units (“PSUs”), other stock or cash-based awards and dividend equivalents, or any combination thereof. Certain awards under the Amended 2023 Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended 2023 Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of the Company common stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.

●	Stock Options and SARs. Stock options provide for the purchase of shares of the Company common stock at a specified price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. Upon exercise, holders of SARs will receive from the Company an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by the plan administrator, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share of common stock on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. Unless otherwise determined by the plan administrator, the term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

●	Restricted Stock. Restricted stock is an award of non-transferable shares of the Company common stock that are subject to certain vesting conditions and other restrictions as may be determined by the plan administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock, unlike recipients of stock options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, dividends will not be released until restrictions are removed or expire.

●	RSUs. RSUs are contractual promises to deliver shares of the Company common stock in the future or an equivalent in cash and other consideration determined by the plan administrator, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of the Company common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

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●	PSUs. PSUs are performance awards denominated in cash or shares/unit equivalents, respectively, and may be linked to one or more performance or other criteria as determined by the plan administrator.

●	Other Stock or Cash Based Awards. Other stock or cash-based awards are awards of cash, fully vested shares of the Company common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of the Company common stock. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled. The plan administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance, and/or other conditions.

●	Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of the Company common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are converted to cash or shares by such formula and such time as determined by the plan administrator. In addition, dividend equivalents with respect to an award subject to vesting will either (i) to the extent permitted by applicable law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related award.

●	Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals. Performance goals or performance criteria established by the plan administrator for any award may be described in terms of company-wide objectives or objectives that are related to the performance of a subsidiary, division, business unit, department, region or function in which the participant is employed or in terms of the performance of the individual participant and may be based on the following criteria: revenues, earnings from operations, operating income, income before taxes, net income, cash flow, earnings per share, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash conversion cycle, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price, new customers, order intake, cost controls, operating efficiencies, strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property, milestones related to research development (including, but not limited to, preclinical and clinical studies), product development and manufacturing, implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply), submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product, market penetration, geographic business expansion, cost targets, productivity, corporate value and sustainability metrics (including, without limitation, environmental, social and governance matters), human capital metrics (including, without limitation, employee satisfaction, management of employment practices, employee benefits, retention and safety), supervision of litigation or labor negotiations, dealings with regulatory bodies, acquisitions or divestitures, customer satisfaction, strategic business criteria related to a participant’s area or areas of responsibility, or other criteria established by the plan administrator.

Certain Transactions

In the event of any stock dividend or other distribution, stock split, reverse stock split, reorganization, combination or exchange of shares, merger, consolidation, split-up, spin-off, recapitalization, repurchase or any other corporate event affecting the number of outstanding shares of the Company common stock or the share price of the Company common stock that would require adjustments to the Amended 2023 Plan or any awards under the Amended 2023 Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the plan administrator will make appropriate, proportionate adjustments to: (i) the aggregate number and type of shares subject to the Amended 2023 Plan; (ii) the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and (iii) the grant or exercise price per share of any outstanding awards under the Amended 2023 Plan; as well as granting new awards or making cash payments to participants. The administrator is also authorized to provide for the cancellation, exchange, accelerated vesting, or exercisability, replacement, or termination of outstanding awards in the event of a corporate transaction or event affecting the Company or any change in applicable law or accounting principles.

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In the event of a change in control (as defined in the Amended 2023 Plan), to the extent that the successor entity does not assume or substitute outstanding awards, the administrator will cause all such awards to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at the greater of (i) one hundred percent (100%) of target levels, or (ii) the actual level of achievement of all relevant performance goals against target measured through the date immediately prior to the change in control (or as close to such date as administratively practicable), unless specifically provided otherwise under the applicable award agreement or otherwise determined by the administrator, and all forfeiture restrictions on such awards will lapse and, to the extent unexercised upon the consummation of such transaction, will be terminated in exchange for cash, rights or other property.

Repricing

The plan administrator will, without the approval from the Company’s stockholders, have the authority to amend any outstanding stock option or SAR to reduce its exercise price per share or cancel any outstanding stock option or SAR in exchange for cash or another award.

Amendment and Termination

The Board may terminate, amend, or suspend the Amended 2023 Plan at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule, or regulation (including any applicable stock exchange rule). No amendments to outstanding awards that materially and adversely affect a participant’s rights under the award may be made without the affected participant’s consent, except in connection with certain transactions (such as equity restructurings, corporate transactions, or a change in control) or to preserve the intended tax treatment of the participant’s award.

No awards may be granted pursuant to the Amended 2023 Plan on or after September 21, 2033. Any award that is outstanding on the termination date of the Amended 2023 Plan will remain in force according to the terms of the Amended 2023 Plan and the applicable award agreement.

Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments

The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address, among other things, differences in laws, rules, regulations or customs of such foreign jurisdictions. All awards will be subject to any the Company claw-back policy as set forth in such claw-back policy or the applicable award agreement. Except as the plan administrator may determine or provide in an award agreement, awards under the Amended 2023 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the Amended 2023 Plan, and exercise price obligations arising in connection with the exercise of stock options under the Amended 2023 Plan, the plan administrator may, in its discretion, accept cash, wire transfer or check, shares of common stock that meet specified conditions, a “market sell order,” or such other consideration as the plan administrator deems suitable or any combination of the foregoing.

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U.S. Federal Income Tax Consequences Related to Awards Under the Amended 2023 Plan

The following is a brief description of the U.S. federal income tax treatment that will generally apply to different types of awards available under the Amended 2023 Plan, based on current U.S. income taxation with respect to participants who are subject to U.S. income tax. The discussion below is presented for the information of stockholders considering how to vote on this Proposal No. 3 and not for plan participants.

Incentive Stock Options

No income will be recognized by a participant for United States federal income tax purposes upon the grant or exercise of an ISO under the Amended 2023 Plan. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the ISO, the participant generally will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

Non-statutory Stock Options

No income is expected to be recognized by a participant for United States federal income tax purposes upon the grant of a NSO. Upon exercise of a NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a NSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights

There are expected to be no United States federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock

If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for United States federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for United States federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

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Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b) of the Code. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for United States federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.

Restricted Stock Units

There generally will be no United States federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any common stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Limitation on the Employer’s Compensation Deduction

Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Excess Parachute Payments

Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Amended 2023 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

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Section 409A of the Code

Certain types of awards under the Amended 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended 2023 Plan and awards granted under the Amended 2023 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended 2023 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

The number of awards that the named executive officers, directors, other executive officers, and other employees may receive under the Amended 2023 Plan will be determined in the discretion of the Board or Compensation Committee, as applicable, in the future.

However, if stockholders approve the Amended 2023 Plan at the 2025 Annual Meeting, of the 2,000,000 additional shares available for grant, the Compensation Committee intends to grant at some point, in its discretion, a total of 1,600,000 shares to our executive officers, and stock options to our non-employee directors covering 45,000 shares, provided that at the time of any such grants , the total shares awarded, when added to all other stock awards and options granted after the Annual Meeting, will not represent more than 25% of our then total outstanding shares as of the date of such grant.

The table below shows the allocation of these intended awards, without regard to the 25% limitation, as though all of the shares could be issued today, among the named executive officers listed below, all current executive officers as a group, all current non-employee directors as a group, and all other employees, respectively. If stockholders do not approve this Proposal No. 3, then these equity awards would not be able to be granted.

Name and Position	Dollar Value ($) (3)	Number of Units(4)
Andrew Regan(1) Chief Executive Officer and Director	$3,270,400	1,120,000
James Bligh (1) Interim Chief Financial Officer	$1,401,600	480,000
Executive Officers as a Group	$4,672,000	1,600,000
Non-Executive Director Group(2)	N/A	45,000
Non-Executive Officer Employee Group	$0	0

(1) Granted in the form of fully vested shares.

(2) Granted in the form of fully vested stock options.

(3) Based on our closing stock price on July 3, 2025 of $2.92.

(4) Reflects the maximum amount of the proposed grant. These numbers are subject to an additional aggregate cap of 20% of our outstanding shares on the date of grant, with the cap allocated 14% to Mr. Regan and 6% to Mr. Bligh.

Registration Statement

The Company intends to file with the SEC a registration statement on Form S-8 covering some or all of the shares of the common stock issuable under the Amended 2023 Plan with the SEC pursuant to the Securities Act after approval of the Amended 2023 Plan by our stockholders.

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Vote Required

The approval of the Amended 2023 Plan, in the form attached as Annex A to this proxy statement, requires the approval by a majority of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal. The approval of the Amended 2023 Plan is a matter considered “non-routine” under applicable rules.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Amended 2023 Plan to increase the number of shares issuable pursuant to the plan (Proposal No. 3 on the proxy card).

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except for the Form 4 filed Andrew Regan on September 19, 2024 reporting a pledging of shares on June 14, 2024 and the sale of shares from July 2, 2024 to July 17, 2024. The delinquent filing was inadvertent.

ANNUAL REPORT TO STOCKHOLDERS

We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any such written request should be directed to our Secretary, Conduit Pharmaceuticals Inc., at 4581 Tamiami Trail North, Suite 200, Naples, FL 34103. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, can also be obtained by clicking the SEC Filings link from the Investors tab on our website at www.conduitpharma.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

STOCKHOLDER PROPOSALS

Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board, c/o the Secretary, and should include the following information: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (e) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The manner in which the Board evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.

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Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Conduit Pharmaceuticals Inc., at 4581 Tamiami Trail North, Suite 200, Naples, FL 34103, and must be received by March 16, 2026, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2025 Annual Meeting (i.e., August 5, 2026), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely in accordance with the Company’s Bylaws, such proposals must be received by the Secretary at the above address no earlier than April 7, 2026 and no later than May 7, 2026, provided that, if the date of next year’s annual meeting changes by more than 30 days before or more than 60 days after the one-year anniversary of the 2025 Annual Meeting (i.e., August 5, 2026), such proposals must be received by the Secretary at the above address by not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 6, 2026. Such notice may be mailed to the Secretary at the address above or emailed to info@conduitpharma.com.

OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the 2025 Annual Meeting. However, if any other matters properly come before the 2025 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the 2025 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice of Internet Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

/s/ Dr. Andrew Regan
Dr. Andrew Regan
Chief Executive Officer and Director
London, United Kingdom
July 8, 2025

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Annex A

CONDUIT PHARMACEUTICALS INC.
AMENDED AND RESTATED
2023 STOCK INCENTIVE PLAN

ARTICLE I.
PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. The Plan is hereby amended and restated in its entirety, as set forth herein, as of July 8, 2025, subject to the approval by the Company’s stockholders at the 2025 Annual Meeting.

ARTICLE II.
DEFINITIONS

As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:

2.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.

2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Stock Unit award, Dividend Equivalents award or Other Stock or Cash Based Award granted to a Participant under the Plan.

2.4 “Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

2.5 “Board” means the Board of Directors of the Company.

A-1

2.6 “Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, severance or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, severance or similar agreement containing such definition, Cause means, with respect to a Participant, the occurrence of any of the following: (a) an act of dishonesty made by the Participant in connection with the Participant’s responsibilities as a Service Provider; (b) the Participant’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, or a material violation of federal or state law (or equivalent in any non-U.S. jurisdiction) by the Participant that the Administrator reasonably determines has had or will have a material detrimental effect on the Company’s reputation or business; (c) the Participant’s gross misconduct; (d) the Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company or any Subsidiary; (e) the Participant’s breach of any material obligations under any written agreement or covenant with the Company or any Subsidiary; (f) the Participant’s continued substantial failure to perform the Participant’s duties as a Service Provider (other than as a result of the Participant’s physical or mental incapacity) after the Participant has received a written demand for performance that specifically sets forth the factual basis for the determination that the Participant has not substantially performed the Participant’s duties and has failed to cure such non-performance to the Administrator’s reasonable satisfaction within 30 business days after receiving such notice; (g) the Participant’s violation of the Company’s code of ethics; or (h) the Participant’s disregard of the policies of the Company or any Subsidiary so as to cause loss, harm, damage or injury to the property, reputation or employees of the Company or a Subsidiary.

2.7 “Change in Control” means any of the following:

(a) The consummation of a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the Company’s securities possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with clauses (c)(i), (c)(ii) and (c)(iii) of this definition; or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(b) The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction;

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(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or

(d) The completion of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, in no event will the transactions contemplated by the Merger Agreement or the transactions occurring in connection therewith constitute a Change in Control, and if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) of this definition with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

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2.9 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent permitted by Applicable Law. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

2.10 “Common Stock” means the common stock of the Company.

2.11 “Company” means Conduit Pharmaceuticals Inc., a Delaware corporation, or any successor.

2.12 “Consultant” means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

2.13 “Designated Beneficiary” means, if permitted by the Company, the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate or legal heirs.

2.14 “Director” means a Board member.

2.15 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.

2.16 “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.17 “DRO” means a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

2.18 “Effective Date” has the meaning set forth in Section 11.3.

2.19 “Employee” means any employee of the Company or any of its Subsidiaries.

2.20 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

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2.21 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.22 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion.

2.23 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with Section 424(e) and (f) of the Code, respectively.

2.24 “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.25 “Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

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2.26 “Merger Agreement” means the Agreement and Plan of Merger by and among Murphy Canyon Acquisition Corp. Conduit Merger Sub, Inc. and Conduit Pharmaceuticals Limited dated as of November 8, 2022.

2.27 “Non-Employee Director” means a Director who is not an Employee.

2.28 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.29 “Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.30 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

2.31 “Overall Share Limit” has the meaning set forth in Section 5.1 below.

2.32 “Participant” means a Service Provider who has been granted an Award.

2.33 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

2.34 “Permitted Transferee” means, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.35 “Plan” means this Amended and Restated 2023 Stock Incentive Plan, as further amended, or amended and restated, from time to time.

2.36 “Restricted Stock” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.

2.37 “Restricted Stock Unit” means an unfunded, unsecured right granted to a Participant under Article VII to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.38 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

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2.39 “Section 409A” means Section 409A of the Code and the regulations promulgated thereunder by the United States Treasury Department, as amended or as may be amended from time to time.

2.40 “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.41 “Service Provider” means an Employee, Consultant or Director.

2.42 “Shares” means shares of Common Stock.

2.43 “Stock Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.44 “Subsidiary” means any entity (other than the Company), whether U.S. or non-U.S., in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.45 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.46 “Tax-Related Items” means any U.S. and non-U.S. federal, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with Awards and/or Shares.

2.47 “Termination of Service” means:

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

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(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE III.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.

ARTICLE IV.
ADMINISTRATION AND DELEGATION

4.1 Administration.

(a) The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.

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(b) Without limiting the foregoing, the Administrator has the exclusive power, authority and sole discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iv) subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations, waivers or amendments thereof; (v) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, or other property, or an Award may be canceled, forfeited, or surrendered; and (vi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

4.2 Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

ARTICLE V.
STOCK AVAILABLE FOR AWARDS

5.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article V, Awards may be made under the Plan covering up to the sum of (i) 2,014,741 Shares; and (ii) an increase commencing on January 1, 2024 and continuing annually on each anniversary thereof through (and including) January 1, 2033, equal to the lesser of (A) 5% of the Shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board or the Committee (the “Overall Share Limit”). Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares. Notwithstanding the foregoing, on and after the conclusion of the Company’s 2025 Annual Meeting of Stockholders, as of any date of grant of any Award, the total number of shares granted as Awards under the Amended 2023 Plan (including the shares subject to such Award, and after applying the provisions of Section 5.2(a)) cannot exceed 25% of the Company’s total outstanding shares as of that date of grant.

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5.2 Share Recycling.

(a) If all or any part of an Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Awards under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

(b) Notwithstanding the foregoing, the following Shares issued or delivered under this Plan shall not again be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares that are repurchased by the Company with Option proceeds; and (iv) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof. Notwithstanding the provisions of this Section 5.2(b), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.

5.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 38,325 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

5.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Directors or Consultants prior to such acquisition or combination.

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5.5 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount of cash that may become payable to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $750,000, increased to $1,000,000 in the calendar year of a non-employee Director’s initial service as a non-employee Director. The Administrator may make exceptions to this limit for Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

ARTICLE VI.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

6.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.6, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

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6.3 Duration of Options. Subject to Section 6.6, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator or specified in the Award Agreement, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. In addition, in no event shall an Option or Stock Appreciation Right granted to an Employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six months after its date of grant. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, commits an act of Cause (as determined by the Administrator prior to or after the Participant’s Termination of Service), or violates any non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.

6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (b) satisfaction in full of any withholding obligation for Tax-Related Items in a manner specified in Section 10.5. The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

6.5 Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation:

(a) Cash, check or wire transfer of immediately available funds;

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(b) If there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;

(c) To the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;

(d) To the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e) Any other lawful consideration permitted by the Administrator; or

(f) To the extent permitted by the Administrator, any combination of the above payment forms.

6.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, if requested the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

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ARTICLE VII.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

7.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of the underlying Shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Award of Restricted Stock and Restricted Stock Units shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.

7.2 Restricted Stock.

(a) Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

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7.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.

ARTICLE VIII.
OTHER TYPES OF AWARDS

8.1 General. The Administrator may grant Performance Stock Unit awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.

8.2 Performance Stock Unit Awards. Each Performance Stock Unit award shall be denominated in a number of Shares or in unit equivalents of Shares or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3 Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.

8.4 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. Except in connection with a spin-off or other similar event as otherwise permitted under Article IX, dividends that are paid prior to vesting of any Other Stock or Cash Based Award shall only be paid to the applicable Participant to the extent that the vesting conditions are subsequently satisfied and the Other Stock or Cash Based Award vests.

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8.5 Performance Goals and Criteria. Performance goals or performance criteria established by the Administrator for any Award may be described in terms of Company-wide objectives or objectives that are related to the performance of a Subsidiary, division, business unit, department, region or function within the Company or Subsidiary in which the Participant is employed or in terms of the performance of the individual Participant and may be based on the following criteria: revenues, earnings from operations, operating income, income before taxes, net income, cash flow, earnings per share, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash conversion cycle, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price, new customers, order intake, cost controls, operating efficiencies, strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property, milestones related to research development (including, but not limited to, preclinical and clinical studies), product development and manufacturing, implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply), submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product, market penetration, geographic business expansion, cost targets, productivity, corporate value and sustainability metrics (including, without limitation, environmental, social and governance matters), human capital metrics (including, without limitation, employee satisfaction, management of employment practices, employee benefits, retention and safety), supervision of litigation or labor negotiations, dealings with regulatory bodies, acquisitions or divestitures, customer satisfaction, strategic business criteria related to a Participant’s area or areas of responsibility, or any other criteria established by the Administrator.

ARTICLE IX.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

9.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX, the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (a) adjusting the number and type of securities subject to each outstanding Award or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (b) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

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9.2 Corporate Transactions. In the event of any extraordinary dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event (including the sale, merger or other corporate transaction involving a Subsidiary), other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Law or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

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(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

9.3 Change in Control.

(a) Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, pursuant to Section 9.2, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 9.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.

(b) In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award, the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction, and with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at the greater of: (i) one hundred percent (100%) of target levels, or (ii) the actual level of achievement of all relevant performance goals against target measured through the date immediately prior to the Change in Control (or as close to such date as administratively practicable), unless specifically provided otherwise under the applicable Award Agreement or otherwise determined by the Administrator, and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property. The Administrator shall notify the Participant of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of at least 10 days from the date of such notice (or such shorter period as required to permit a timely closing of the transaction), contingent upon the occurrence of the Change in Control, or that such Award shall be settled for an amount of cash or securities equal to the in-the-money spread value (if any) of such Award, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.

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(c) For the purposes of this Section 9.3, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

9.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

9.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spin-off, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.

ARTICLE X.
PROVISIONS APPLICABLE TO AWARDS

10.1 Transferability.

(a) No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed. During the life of a Participant, Awards will be exercisable only by the Participant, unless it has been disposed of pursuant to a DRO. After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-Applicable Law of descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

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(b) Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law. In addition, and further notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c) Notwithstanding Section 10.1(a), if permitted by the Administrator, a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s Designated Beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death.

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10.2 Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.

10.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

10.4 Changes in Participant’s Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

10.5 Withholding. Each Participant must pay the Company or a Subsidiary, as applicable, or make provision satisfactory to the Administrator for payment of, any Tax-Related Items required by Applicable Law to be withheld in connection with such Participant’s Awards and/or Shares by the date of the event creating the liability for Tax-Related Items. At the Company’s discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation for Tax-Related Items may be satisfied by (i) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant; (ii) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a Subsidiary, as applicable; (iii) accepting the delivery of Shares, including Shares delivered by attestation; (iv) retaining Shares from the Award creating the withholding obligation for Tax-Related Items, valued on the date of delivery, (v) if there is a public market for Shares at the time the withholding obligation for Tax-Related Items is satisfied, selling Shares issued pursuant to the Award creating the withholding obligation for Tax-Related Items, either voluntarily by the Participant or mandatorily by the Company; (vi) any other lawful consideration permitted by the Administrator; or (vii) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for all Tax-Related Items that are applicable to such taxable income. If any tax withholding obligation will be satisfied under clause (v) of the preceding paragraph, each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to any brokerage firm selected by the Company to effect the sale to complete the transactions described in clause (v).

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10.6 Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article IX or pursuant to Section 11.6. In addition, the Administrator shall, without the approval of the stockholders of the Company, have the authority to (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award.

10.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including, without limitation, any applicable securities laws and stock exchange or stock market rules and regulations, (iii) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

10.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

ARTICLE XI.
MISCELLANEOUS

11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company or a Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.

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11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

11.3 Effective Date. The Plan became effective on September 21, 2023 (the “Effective Date”), which was the date immediately prior to the date of the closing of the transactions contemplated by the Merger Agreement. The Plan initially was approved by the Company’s stockholders on September 22, 2023. No Award may be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date.

11.4 Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the Board, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.

11.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are nationals of a country other than the United States or employed or residing outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any non-U.S. securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.

11.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

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(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

11.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

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11.8 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.8 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

11.9 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.10 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

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11.11 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to the conflict of law rules thereof or of any other jurisdiction.

11.12 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

11.13 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

11.14 Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permits, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.

11.15 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

11.16 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.17 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.18 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

* * * * *

A-26

VOTE BY INTERNET
Go to https://ts.vstocktransfer.com/pxlogin
and log in using the below control number. Voting will be open until 11:59 p.m., Eastern Time, August 4, 2025.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

ATTEND THE VIRTUAL MEETING
If you would like to attend the Annual Meeting, please register for the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on August 5, 2025 via the following URL:
https://meeting.vstocktransfer.com/CONDUITAUG25

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2025 Annual Meeting of Stockholders - Conduit Pharmaceuticals Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)
☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Andrew Regan 02 Freda Lewis-Hall 03 James Bligh
04 Chele Chiavacci Farley 05 Simon Fry

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ________ **Signature** ________ **Signature, if held jointly** ________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

https://ts.vstocktransfer.com/irhlogin/I-CONDUIT

To Register for the Virtual Meeting, Please Visit:
https://meeting.vstocktransfer.com/CONDUITAUG25

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew Regan and James Bligh and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Conduit Pharmaceuticals Inc. to be held on Tuesday, August 5, 2025 at 10:00 a.m., Eastern Time virtually via Zoom, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned as of July 3, 2025 by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this proxy will be voted in accordance with the Board of Directors' recommendations for such matter. Any and all proxies heretofore given by the undersigned are hereby revoked.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by Conduit Pharmaceuticals Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address: ______________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and To be Signed on Reverse Side)